EXHIBIT 99


                                     [WELLS
                                      FARGO
                                      LOGO]


Banc of America Securities
                           [LOGO](TM)


--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$1,704,566,000 Offered Certificates (approximate)

Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust Home Equity Asset-Backed Certificates, Series 2004-2
Offered Classes: AII-IB, AIII-1 AIII-2, AIII-3 & AIII-PT

Wells Fargo Asset Securities Corporation
Depositor

Wells Fargo Bank, N.A.
Originator and Servicer

The Murrayhill Company
Credit Risk Manager


September 22, 2004




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

   >>  Summary of Certificates                                     pp.  3

   >>  Summary of Important Dates                                  pp.  4

   >>  Contacts                                                         pp.  5

   >>  Summary of Terms                                                 pp.  6

   >>  Credit Enhancement                                               pp.  8

   >>  Pass-Through Rates                                               pp.  11

   >>  Trigger Event                                                    pp.  13

   >>  Yield Maintenance Agreements                                pp.  14

   >>  Waterfall                                                        pp.  17

   >>  Definitions                                                      pp.  23

   >>  Bond Summary                                                     pp.  30

   >>  Cap Schedules                                                    pp.  32



   Annex A
   -------
   Collateral Information is located in the accompanying WFHET 2004-2 Annex.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                    Expected                                             Expected WAL        Expected
                  Approximate      Interest      Principal                   (yrs)       Principal Window   Expected Ratings
     Class        Size ($)(1)        Type          Type        Group       Call/Mat       (mos) Call/Mat     Moody's    DBRS
------------------------------------------------------------------------------------------------------------------------------
    AII-1B         250,000,000      Floating      Sen Mezz       II       2.48 / 2.49    1 - 113/1 - 136      Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
   AIII-1(4)       450,298,000      Floating      Sen Seq       III       1.00 / 1.00    1 - 21 / 1 - 21      Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
   AIII-2(4)       558,795,000      Floating      Sen Seq       III       3.00 / 3.00   21 - 68 / 21 - 68     Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
   AIII-3(4)       145,473,000      Floating      Sen Seq       III       7.89 / 9.02   68 - 113 / 68 - 206   Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
  AIII-PT(4)       300,000,000      Floating        Sen         III       2.84 / 2.98   1 - 113 / 1 - 206     Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
Non-Offered Certificates
------------------------------------------------------------------------------------------------------------------------------
   AI-1A(2)        334,136,000      Floating      Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
   AI-1B(2)         75,000,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-2           81,039,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-3          245,360,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-4           57,004,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-5          178,818,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-6          159,440,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-7           84,258,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-8          194,943,000       Fixed        Sen Seq         I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
     AI-9          156,667,000       Fixed          NAS           I                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
    AII-1A       1,000,000,000      Floating        Sen          II                Not Offered                Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
      M-1          105,493,000      Floating       Mezz          All               Not Offered                Aa1       AA (h)
------------------------------------------------------------------------------------------------------------------------------
      M-2           95,680,000      Floating       Mezz          All               Not Offered                Aa2         AA
------------------------------------------------------------------------------------------------------------------------------
      M-3           56,426,000      Floating       Mezz          All               Not Offered                Aa3       AA (l)
------------------------------------------------------------------------------------------------------------------------------
      M-4           53,973,000      Floating       Mezz          All               Not Offered                A1        A (h)
------------------------------------------------------------------------------------------------------------------------------
      M-5           49,066,000      Floating       Mezz          All               Not Offered                A2          A
------------------------------------------------------------------------------------------------------------------------------
      M-6           73,600,000      Floating       Mezz          All               Not Offered               Baa1       A (l)
------------------------------------------------------------------------------------------------------------------------------
      M-7           53,973,000      Floating       Mezz          All               Not Offered               Baa3      BBB (h)
------------------------------------------------------------------------------------------------------------------------------
    M-8A(3)         53,600,000      Floating       Mezz          All               Not Offered                N/R        N/R
------------------------------------------------------------------------------------------------------------------------------
    M-8B(3)         20,000,000       Fixed         Mezz          All               Not Offered                N/R        N/R
------------------------------------------------------------------------------------------------------------------------------
      M-9           24,533,000      Floating       Mezz          All               Not Offered                N/R        N/R
------------------------------------------------------------------------------------------------------------------------------
     M-10           24,533,000       Fixed         Mezz          All               Not Offered                N/R        N/R
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
                 Expected Ratings
     Class        S&P       Fitch
-------------------------------------
    AII-1B        AAA        AAA
-------------------------------------
   AIII-1(4)      AAA        AAA
-------------------------------------
   AIII-2(4)      AAA        AAA
-------------------------------------
   AIII-3(4)      AAA        AAA
-------------------------------------
  AIII-PT(4)      AAA        AAA
-------------------------------------
Non-Offered Certificates
-------------------------------------
   AI-1A(2)        AAA        AAA
-------------------------------------
   AI-1B(2)        AAA        AAA
-------------------------------------
     AI-2          AAA        AAA
-------------------------------------
     AI-3          AAA        AAA
-------------------------------------
     AI-4          AAA        AAA
-------------------------------------
     AI-5          AAA        AAA
-------------------------------------
     AI-6          AAA        AAA
-------------------------------------
     AI-7          AAA        AAA
-------------------------------------
     AI-8          AAA        AAA
-------------------------------------
     AI-9          AAA        AAA
-------------------------------------
    AII-1A         AAA        AAA
-------------------------------------
      M-1          AA+        AA+
-------------------------------------
      M-2          AA         AA+
-------------------------------------
      M-3          AA-        AA
-------------------------------------
      M-4          A+         AA-
-------------------------------------
      M-5           A         A+
-------------------------------------
      M-6           A          A
-------------------------------------
      M-7         BBB+       BBB+
-------------------------------------
    M-8A(3)       BBB+        N/R
-------------------------------------
    M-8B(3)       BBB+        N/R
-------------------------------------
      M-9         BBB         N/R
-------------------------------------
     M-10         BBB-        N/R
-------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)(3) These Certificates will pay pro rata.

(4) These Certificates will be sized to investor demand and may be either combined or further divided.

--------------------------------------------------------------------------------
(i) The margins on the Class AII and Class AIII Certificates will double after the Optional Termination Date.
(ii) The Offered Certificates will be subject to the Net WAC Rate as described herein.
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Adjustable-Rate       100% ARM PPC
Mortgage Loans
                      100% ARM PPC assumes that prepayments start at 4% CPR in
                      month one, increase by approximately 1.348% each month to
                      35% CPR in month twenty-four, and remain at 35% CPR
                      thereafter.
--------------------------------------------------------------------------------
Fixed-Rate Mortgage   100% FRM PPC
Loans
                      100% FRM PPC assumes that prepayments start at 4% CPR in
                      month one, increase by approximately 1.00% each month to
                      15% CPR in month twelve, and remain at 15% CPR thereafter.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                               SUMMARY OF IMPORTANT DATES
----------------------------------------------------------------------------------------------------------------------
Expected Settlement             09/28/2004                         Cut-off Date                         09/01/2004
First Distribution              10/25/2004                         Expected Stepdown                    10/25/2007
Bond Information

                                                                                   Expected Last
                                   Initial                                           Scheduled                 REMIC
                                   Accrual                            Delay      Distribution Date*           Maturity
    Class        Dated Date          Days        Accrual Method       Days            Call/Mat                 Date**
   AII-1B        09/28/2004           0              Act/360            0          Feb 14 / Jan 16             Sep 04
   AIII-1        09/28/2004           0              Act/360            0          Jun 06 / Jun 06             Sep 04
   AIII-2        09/28/2004           0              Act/360            0          May 10 / May 10             Sep 04
   AIII-3        09/28/2004           0              Act/360            0          Feb 14 / Nov 21             Sep 04
   AIII-PT       09/28/2004           0              Act/360            0          Feb 14 / Nov 21             Sep 04
    AI-1A        09/28/2004           0              Act/360            0                    Not Offered Hereby
    AI-1B        09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-2         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-3         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-4         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-5         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-6         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-7         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-8         09/01/2004           27             30/360            24                    Not Offered Hereby
    AI-9         09/01/2004           27             30/360            24                    Not Offered Hereby

   AII-1A        09/28/2004           0              Act/360            0                    Not Offered Hereby

     M-1         09/28/2004           0              Act/360            0                    Not Offered Hereby
     M-2         09/28/2004           0              Act/360            0                    Not Offered Hereby
     M-3         09/28/2004           0              Act/360            0                    Not Offered Hereby
     M-4         09/28/2004           0              Act/360            0                    Not Offered Hereby
     M-5         09/28/2004           0              Act/360            0                    Not Offered Hereby
     M-6         09/28/2004           0              Act/360            0                    Not Offered Hereby
     M-7         09/28/2004           0              Act/360            0                    Not Offered Hereby
    M-8A         09/28/2004           0              Act/360            0                    Not Offered Hereby
    M-8B         09/01/2004           27             30/360            24                    Not Offered Hereby
     M-9         09/28/2004           0              Act/360            0                    Not Offered Hereby
    M-10         09/01/2004           27             30/360            24                    Not Offered Hereby
-------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.

** The REMIC Maturity Date is the second Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                        CONTACTS
--------------------------------------------------------------------------------------
Banc of America Securities LLC
Mortgage Trading/Syndicate                        Tel:   (212) 847 5095
--------------------------                        Fax:  (212) 847 6230

Rob Karr                                          robert.h.karr@bankofamerica.com
Patrick Beranek                                   patrick.beranek@bankofamerica.com
Charlene Balfour                                  charlene.c.balfour@bankofamerica.com
Chris Springer                                    chris.springer@bankofamerica.com

Principal Finance Group                           Fax: (704) 388-9668
-----------------------

Kirk Meyers                                       Tel:  (704) 388- 3148
                                                  kirk.b.meyers@bankofamerica.com
Shaun Ahmad                                       Tel:  (704) 387-2658
                                                  shaun.ahmad@bankofamerica.com
Rajneesh Salhotra                                 Tel: (704) 386-1540
                                                  rajneesh.salhotra@bankofamerica.com
Pinar Kip                                         Tel: (212) 933-3006
                                                  pinar.kip@bankofamerica.com
Rating Agencies
---------------
 Brian Weller                                     Tel: (212) 438-1934
                                                  brian_weller@standardandpoors.com
Debashish Chatterjee - Moody's                    Tel: (212) 553-1329
                                                  debashish.chatterjee@moodys.com
Wen Hsu - Fitch                                   Tel: (212) 908-0633
                                                  wen.hsu@fitchratings.com
Quincy Tang - DBRS                                Tel:  (212) 635-3410
                                                  quincy.tang@dbrs.com
-------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Trust:                            Wells Fargo Home Equity Asset-Backed
                                  Securities Series 2004-2 Trust.

Title of Securities:              Wells Fargo Home Equity Asset-Backed
                                  Certificates, Series 2004-2.

Offered Certificates:             The Class AII-1B, Class AIII-1, Class AIII-2,
                                  Class AIII-3 and Class AIII-PT Certificates.

Non-Offered Certificates:         The Sequential Certificates, and the Class
                                  AII-1A, the Class M-1, Class M-2, Class M-3,
                                  Class M-4, Class M-5, Class M-6, Class M-7
                                  Certificates, Class M-8A, Class M-8B, Class
                                  M-9 and Class M-10 Certificates (together with the Offered Certificates, the "Certificates").

Class A Certificates:             Class AI, Class AII and Class AIII
                                  Certificates.

Class AII Certificates:           Class AII-1A, and Class AII-1B Certificates.

Class AIII Certificates:          Class AIII-1, Class AIII-2, Class AIII-3 and
                                  Class AIII-PT Certificates.

Sequential Certificates:          The Class AI-1A, Class AI-1B, Class AI-2,
                                  Class AI-3, Class AI-4, Class AI-5, Class
                                  AI-6, Class AI-7, Class AI-8 and Class AI-9
                                  Certificates ("the Class AI Certificates").

Offering Type:                    All the Certificates will be offered publicly
                                  pursuant to a Prospectus and Prospectus
                                  Supplement.

Fixed Rate Certificates:          The Sequential Certificates other than the
                                  Class AI-1A Certificates and the Class M-8B and Class M-10 Certificates.

Floating Rate Certificates:       The Class AI-1A, Class AII, Class AIII
                                  Certificates and the Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class M-7, Class M-8A and Class M-9
                                  Certificates.

Mezzanine Certificates:           The Class M-1, Class M-2, Class M-3, Class
                                  M-4, Class M-5, Class M-6, Class M-7, Class
                                  M-8A, Class M-8B, Class M-9 and Class M-10
                                  Certificates.

Class M-8 Certificates:           Class M-8A and Class M-8B Certificates.

Depositor:                        Wells Fargo Asset Securities Corporation.

Originator:                       Wells Fargo Bank, N.A. ("Wells Fargo").

Servicer:                         Wells Fargo.

Trustee:                          HSBC.

Securities Administrator:         Wells Fargo Bank, N.A.

Credit Risk Manager:              The Murrayhill Company.

Lead Manager and Bookrunner:      Banc of America Securities LLC.

Co-Managers:                      Blaylock & Partners, L.P. and SunTrust
                                  Robinson Humphrey Capital Markets, Inc.

Closing Date:                     On or about September 28, 2004.

Tax Status:                       The Offered Certificates will be designated as
                                  regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Distribution Dates:               The 25th of each month, or if such day is not
                                  a business day, the next succeeding business day, beginning in October 2004.

Accrued Interest:                 The price to be paid by investors for the
                                  Fixed Rate Certificates will include 27 days of accrued interest. The price to be paid by investors for the Adjustable Rate Certificates will not include accrued interest (settle flat).

Day Count:                        With respect to the Fixed Rate Certificates,
                                  30/360. With respect to the Adjustable Rate
                                  Certificates, Actual/360.

Payment Delay:                    With respect to the Fixed Rate Certificates,
                                  24 days. With respect to the Adjustable Rate
                                  Certificates, 0 days.

Servicing Fee:                    Approximately 0.50% per annum on the aggregate
                                  principal balance of such Mortgage Loans.

Credit Risk Manager Fee:          Approximately 0.0125% per annum on the
                                  aggregate principal balance of the Mortgage
                                  Loans.

Cut-off Date:                     September 1, 2004.

Mortgage Loans:                   As of the Cut-off Date, the aggregate
                                  principal balance of the Mortgage Loans is approximately $4,906,641,221.44 of which: (i) approximately $1,566,665,545.05 consists of a pool of conforming and non-conforming balance fixed-rate Mortgage Loans (the "Group I
                                  Mortgage Loans"), (ii) approximately
                                  $1,543,674,669.17 consists of a pool of
                                  primarily conforming balance fixed and
                                  adjustable-rate mortgage loans (the "Group II
                                  Mortgage Loans"), and (iii) approximately
                                  $1,796,301,007.22 consists of a pool of
                                  primarily non-conforming balance fixed and adjustable-rate mortgage loans (the "Group III
                                  Mortgage Loans" and, together with the Group I and Group II Mortgage Loans, the "Mortgage
                                  Loans").

                                  See the accompanying WFHET 2004-2 Collateral
                                  Annex for additional information on the
                                  Mortgage Loans.

Optional Termination Date:        The first Distribution Date on which the
                                  aggregate principal balance of the Mortgage
                                  Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal
                                  Balance").

Monthly Servicer Advances:        The Servicer will be obligated to advance its
                                  own funds in an amount equal to the aggregate of all delinquent payments of principal and interest (net of any Servicing Fees due the Servicer) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

ERISA Eligibility:                All of the Offered Certificates are expected
                                  to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                  Certificates remain in one of the four highest rating categories.

SMMEA Eligibility:                The Offered Certificates are expected to
                                  constitute "mortgage related securities" for purposes of SMMEA.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:               Credit enhancement for the structure is
                                  provided by lender paid mortgage Insurance acquired by the Servicer, Excess Cashflow, overcollateralization and subordination.

                                  Certificate Credit Enhancement
                                  ------------------------------

                                  (1) The Class A Certificates are enhanced by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 12.45% in subordinate
                                       certificates.

                                  (2)  The Class M-1 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 10.30% in subordinate
                                       certificates.

                                  (3)  The Class M-2 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 8.35% in subordinate
                                       certificates.

                                  (4)  The Class M-3 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 7.20% in subordinate
                                       certificates.

                                  (5)  The Class M-4 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 6.10% in subordinate
                                       certificates.

                                  (6)  The Class M-5 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 5.10% in subordinate
                                       certificates.

                                  (7)  The Class M-6 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 3.60% in subordinate
                                       certificates.

                                  (8)  The Class M-7 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 2.50% in subordinate
                                       certificates.

                                  (9)  The Class M-8 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 1.00% in subordinate
                                       certificates.

                                  (10) The Class M-9 Certificates are enhanced
                                       by LPMI, Excess Cashflow, the
                                       Overcollateralization Amount and
                                       approximately 0.50% in subordinate
                                       certificates.

                                  (11) The Class M-10 Certificates are enhanced
                                       by LPMI, Excess Cashflow and the
                                       Overcollateralization Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Expected Credit Support
Percentage:                      Class       Initial Credit Support      After Stepdown Support
                                 -----       ----------------------      ----------------------
                                   A                 12.95%                       25.90%
                                  M-1                10.80%                       21.60%
                                  M-2                 8.85%                       17.70%
                                  M-3                 7.70%                       15.40%
                                  M-4                 6.60%                       13.20%
                                  M-5                 5.60%                       11.20%
                                  M-6                 4.10%                        8.20%
                                  M-7                 3.00%                        6.00%
                                  M-8                 1.50%                        3.00%
                                  M-9                 1.00%                        2.00%
                                  M-10                0.50%                        1.00%

Expected Overcollateralization      Prior to the Stepdown Date, the
Target Amount:                      Overcollateralization Target Amount will be
                                    approximately 0.50% of the aggregate
                                    Principal Balance of the Mortgage Loans as of the Cut-off Date. The
                                    Overcollateralization Target Amount on or after the Stepdown Date will be the greater of approximately (a) 1.00% of the aggregate
                                    Principal Balance of the Mortgage Loans at the end of the related collection period and
                                    (b) 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off
                                    Date; provided however, if a Trigger Event has occurred on the related Distribution
                                    Date, the Overcollateralization Target
                                    Amount will be equal to the
                                    Overcollateralization Target Amount for the previous Distribution Date.

Overcollateralization Release       The Overcollateralization Release Amount
Amount:                             means, with respect to any Distribution Date
                                    on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and
                                    (y) the excess, if any, of (i) the
                                    Overcollateralization Amount for such
                                    Distribution Date (assuming that 100% of the
                                    Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                    Amount for such Distribution Date.

Overcollateralization               As of any Distribution Date, the
Deficiency Amount:                  Overcollateralization Deficiency Amount is
                                    the excess, if any, of (a) the
                                    Overcollateralization Target Amount for such
                                    Distribution Date over (b) the
                                    Overcollateralization Amount for such
                                    Distribution Date, calculated for this
                                    purpose after taking into account the
                                    reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                                    Amount (but not the Extra Principal
                                    Distribution Amount) on such Distribution
                                    Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:       The Overcollateralization Amount is equal to
                                    the excess of the aggregate principal
                                    balance of the Mortgage Loans over the
                                    aggregate principal balance of the
                                    Certificates. On the Closing Date, the
                                    Overcollateralization Amount is expected to equal the Overcollateralization Target
                                    Amount. To the extent the
                                    Overcollateralization Amount is reduced
                                    below the Overcollateralization Target
                                    Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Available Funds:                    Available Funds will be equal to the sum of
                                    the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to any of Servicer, the Credit Risk Manager, or the Securities
                                    Administrator: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Servicer in connection with Advances and Compensating Interest for such Distribution Date.

Excess Cashflow:                    For the Certificates on each Distribution
                                    Date is equal to the sum of (x) any
                                    Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the Accrued Certificate Interest paid on the Certificates (ii) any Unpaid
                                    Interest Shortfall Amount on the Class A
                                    Certificates and (iii) the Principal
                                    Remittance Amount.

LPMI: As of the Cut-off Date, approximately 99.27% of the Mortgage Loans with combined loan-to-value ratios over 80% originated by Wells Fargo are covered by existing lender-paid primary mortgage insurance policies. These polices were acquired by Wells Fargo from mortgage insurance providers and will be assigned by Wells Fargo to the Depositor and from the Depositor to the trust fund on the closing date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------
The Pass-Through Rate for the Fixed Rate Certificates for any Distribution Date will be the lesser of (x) the related fixed coupon and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Adjustable Rate Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:                       The Formula Rate for the Adjustable Rate
                                    Certificates is the lesser of:

                                       (i)      the sum of (a) one-month LIBOR
                                                as determined for the related
                                                period and (b) the certificate
                                                margin for the applicable class;
                                                and

                                       (ii)     the Maximum Cap Rate for such
                                                Distribution Date (not
                                                applicable for AI-1A).

                                    On each Distribution Date after the Optional
                                    Termination Date, the related certificate margin for the Class AII and Class AIII Certificates will be 2 times the related initial certificate margin, and for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8A and Class M-9 Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:         The Adjusted Net Mortgage Rate for each
                                    Mortgage Loan is equal to the mortgage
                                    interest rate less the sum of (i) the
                                    Servicing Fee rate and (ii) the Credit Risk
                                    Manager Fee rate.

Adjusted Net Maximum                The Adjusted Net Maximum Mortgage Rate for
Mortgage Rate:                      each adjustable rate Mortgage Loan is equal
                                    to the maximum mortgage interest rate (or the mortgage interest rate in the case of any fixed rate Mortgage Loan) less the sum of (i) the Servicing Fee rate and (ii) the Credit Risk Manager Fee rate.

Maximum Cap Rate:                   The Maximum Cap Rate for the Class AI
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum
                                    Mortgage Rates of the Group I Mortgage
                                    Loans.

                                    The Maximum Cap Rate for the Class AII
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

                                    The Maximum Cap Rate for the Class AIII
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group III Mortgage Loans.

                                    The Maximum Cap Rate for the Mezzanine
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Maximum Cap Rates for the Class AI, Class AII, and the Class AIII Certificates weighted on the basis of the related group subordinate amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate:                       The Net WAC Rate for the Class AI
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net
                                    Mortgage Rates of the Group I Mortgage
                                    Loans.

                                    The Net WAC Rate for the Class AII
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

                                    The Net WAC Rate for the Class AIII
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group III Mortgage Loans.

                                    The Net WAC Rate for the Mezzanine
                                    Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rates for the Class AI, Class AII and Class AIII Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate Carryover              If, on any Distribution Date the
Amount:                             Pass-Through Rate for a class of Offered
                                    Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate
                                    Carryover Amount from any prior Distribution
                                    Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate
                                    Carryover Amount will be paid on such
                                    Distribution Date or future Distribution
                                    Dates to the extent of funds available.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Stepdown Date:                      Provided a Trigger Event is not in effect,
                                    the earlier to occur of (i) the Distribution
                                    Date on which the aggregate certificate
                                    principal balance of the Class A
                                    Certificates has been reduced to zero and
                                    (ii) the later to occur of (a) the
                                    Distribution Date in October 2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 25.90%. The Credit
                                    Enhancement Percentage is obtained by
                                    dividing (x) the sum of the aggregate
                                    certificate principal balance of the
                                    Mezzanine Certificates and the
                                    Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Trigger Event:                      A Trigger Event exists with respect to any
                                    Distribution Date on or after the Stepdown
                                    Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 45% of the Credit Enhancement
                                    Percentage or (ii) if the Cumulative
                                    Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                                           Distribution Dates           Cumulative Realized Loss Percentage
                                           ------------------           -----------------------------------
                                      October 2007 - September 2008                   2.00 %
                                      October 2008 - September 2009                   3.00 %
                                      October 2009 - September 2010                   4.00 %
                                         October 2010 and after                       4.25 %



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Class AII Certificates
--------------------------------------------------------------------------------

On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class AII-1A and Class AII-1B Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2014.


-------------------------------------------------------------------------------------------------------------
                                     Yield Maintenance Agreement Schedule
-------------------------------------------------------------------------------------------------------------
       Period                 Notional ($)                Lower Strike                  Upper Strike
-------------------------------------------------------------------------------------------------------------
          1                 1,250,000,000                     6.67%                         7.64%
          2                 1,235,049,886                     5.76%                         7.64%
          3                 1,218,430,161                     5.97%                         7.64%
          4                 1,200,173,034                     5.76%                         7.64%
          5                 1,180,316,511                     5.76%                         7.64%
          6                 1,158,904,325                     6.42%                         7.64%
          7                 1,135,985,815                     5.76%                         7.64%
          8                 1,111,616,035                     5.97%                         7.64%
          9                 1,085,857,039                     5.76%                         7.64%
         10                 1,058,802,460                     5.96%                         7.64%
         11                 1,030,761,686                     5.76%                         7.64%
         12                 1,001,799,704                     5.76%                         7.64%
         13                   971,985,051                     5.96%                         7.64%
         14                   941,389,674                     5.75%                         7.64%
         15                   910,088,595                     5.95%                         7.64%
         16                   878,159,555                     5.75%                         7.64%
         17                   845,682,641                     5.74%                         7.64%
         18                   812,739,889                     6.39%                         7.64%
         19                   779,415,280                     5.74%                         7.64%
       20 - 95                   -                             N/A                           N/A
         96                    36,651,516                     7.64%                         7.64%
         97                        -                           N/A                           N/A
         98                    33,607,937                     7.57%                         7.64%
         99                        -                           N/A                           N/A
         100                   30,757,466                     7.50%                         7.64%
         101                   29,400,534                     7.46%                         7.64%
         102                       -                           N/A                           N/A
         103                   26,815,554                     7.40%                         7.64%
         104                   25,584,580                     7.62%                         7.64%
         105                   24,392,750                     7.33%                         7.64%
         106                   23,238,728                     7.55%                         7.64%
         107                   22,121,223                     7.26%                         7.64%
         108                   21,038,989                     7.23%                         7.64%
         109                   19,990,825                     7.45%                         7.64%
         110                   18,975,574                     7.17%                         7.64%
         111                   17,992,115                     7.39%                         7.64%
         112                   17,039,371                     7.10%                         7.64%
         113                   16,116,301                     7.07%                         7.64%
-------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Class AIII Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class AIII-1, Class AIII-2, Class AIII-3 and Class AIII-PT Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2014.

-------------------------------------------------------------------------------------------------------------
                                     Yield Maintenance Agreement Schedule
-------------------------------------------------------------------------------------------------------------
     Period                   Notional ($)                     Lower Strike                    Upper Strike
        1                    1,454,566,000                        6.75%                            7.72%
        2                    1,440,668,291                        5.84%                            7.72%
        3                    1,424,860,706                        6.05%                            7.72%
        4                    1,407,168,262                        5.84%                            7.72%
        5                    1,387,622,370                        5.83%                            7.71%
        6                    1,366,260,815                        6.49%                            7.71%
        7                    1,343,127,687                        5.83%                            7.71%
        8                    1,318,273,829                        6.04%                            7.71%
        9                    1,291,756,950                        5.83%                            7.71%
       10                    1,263,862,169                        6.04%                            7.70%
       11                    1,234,893,272                        5.84%                            7.70%
       12                    1,204,902,819                        5.84%                            7.70%
       13                    1,173,951,763                        6.04%                            7.70%
       14                    1,142,105,108                        5.82%                            7.69%
       15                    1,109,431,623                        6.02%                            7.69%
       16                    1,076,003,536                        5.81%                            7.68%
       17                    1,041,896,194                        5.80%                            7.68%
       18                    1,007,187,708                        6.46%                            7.68%
       19                      971,958,569                        5.79%                            7.67%
       20                      936,291,252                        5.98%                            7.66%
       21                      900,269,792                        5.77%                            7.66%
       22                           -                              N/A                              N/A
       23                      829,166,853                        7.60%                            7.65%
       24                      795,469,739                        7.58%                            7.65%
       25                           -                             7.82%                            7.65%
       26                      731,271,575                        7.54%                            7.65%
      27-78                         -                              N/A                              N/A
       79                      140,066,995                        7.54%                            7.56%
       80                           -                              N/A                              N/A
       81                      133,193,029                        7.47%                            7.56%
       82                           -                             7.70%                            7.56%
       83                      126,739,525                        7.40%                            7.56%
       84                      123,661,824                        7.37%                            7.56%
       85                           -                             7.60%                            7.56%
       86                      117,788,303                        7.31%                            7.56%
-------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                       Class AIII Certificates (Continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                     Yield Maintenance Agreement Schedule
-------------------------------------------------------------------------------------------------------------
     Period                   Notional ($)                    Lower Strike                    Upper Strike
-------------------------------------------------------------------------------------------------------------
       87                   114,986,324                          7.53%                            7.56%
       88                   112,270,269                          7.24%                            7.56%
       89                   109,637,316                          7.21%                            7.56%
       90                        -                                N/A                              N/A
       91                   104,609,900                          7.15%                            7.56%
       92                   102,210,262                          7.37%                            7.56%
       93                    99,883,365                          7.09%                            7.56%
       94                    97,626,835                          7.31%                            7.56%
       95                    95,438,381                          7.03%                            7.56%
       96                    93,315,787                          7.00%                            7.56%
       97                    91,256,912                          7.21%                            7.56%
       98                    89,259,691                          6.94%                            7.56%
       99                    87,322,126                          7.15%                            7.56%
       100                   85,442,287                          6.88%                            7.56%
       101                   83,618,310                          6.85%                            7.56%
       102                       -                                N/A                              N/A
       103                   80,130,795                          6.79%                            7.56%
       104                   78,463,835                          7.00%                            7.56%
       105                   76,845,889                          6.74%                            7.56%
       106                   75,275,383                          6.95%                            7.56%
       107                   73,750,802                          6.68%                            7.56%
       108                   72,270,679                          6.66%                            7.56%
       109                   70,833,596                          6.87%                            7.56%
       110                   69,438,182                          6.60%                            7.56%
       111                   68,083,115                          6.81%                            7.56%
       112                   66,767,114                          6.55%                            7.56%
       113                   65,488,943                          6.53%                            7.56%
-------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AI Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class AI Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class AII and Class AIII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II and III below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class AII Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class AII Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class AI and Class AIII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I and III.

III. On each Distribution Date, the Group III Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class AIII Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class AIII, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class AI and Class AII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I and II above.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, following the distributions made pursuant to clauses I, II and III above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount, the Group II Interest Remittance Amount and the Group III Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-8A and Class M8-B Certificates, pro rata, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(x) to the holders of the Class M-10 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(xi)     any remainder as described under "Excess Cashflow Distribution".



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, according to the Class AI Certificates Principal Allocation;

(ii) concurrently, to the holders of the Class AII and Class AIII Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II and III below; and

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class AII-1A and Class AII-1B Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I above and III below;

(iii) to the holders of the Class AI Certificates until the certificate balance thereof has been reduced to zero, to the extent not distributed pursuant to I above and III below; and

III. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group III Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AIII Certificates according to the Class AIII Certificates Principal Allocation, until the certificate principal balance thereof has been reduced to zero;

(ii) concurrently, to the holders of the Class AII Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I and II above;

(iii) to the holders of the Class AI Certificates until the certificate balance thereof has been reduced to zero, to the extent not distributed pursuant to I and II above; and

IV. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I, Group II and Group III Principal Distribution Amounts remaining undistributed after I, II and III above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

(viii) to the Class M-8A and Class M-8B Certificates, pro rata, until the certificate principal balance is reduced to zero;

(ix) to the Class M-9 Certificates until the certificate principal balance is reduced to zero; and

(x) to the Class M-10 Certificates until the certificate principal balance is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, according to the Class AI Certificates Principal Allocation;

(ii) concurrently, to the holders of the Class AII, and Class AIII Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero;

VI. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class AII-1A and Class AII-1B Certificates, pro rata, until the certificate principal balance thereof has been reduced to zero;

(ii) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) to the holders of the Class AI Certificates, until the certificate principal balance thereof has been reduced to zero.

VII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group III Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AIII Certificates, according to the Class AIII Certificates Principal Allocation;

(ii) concurrently, to the holders of the Class AII Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) to the holders of the Class AI Certificates, until the certificate principal balance thereof has been reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

VIII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of any Principal Distribution Amount remaining undistributed after V and VI and VII above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(viii) to the Class M-8A and Class M-8B Certificates, pro rata, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ix) to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(x) to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any related Unpaid Interest Shortfall
         Amount;

(iii)    to the Class M-1 Certificates, any related Allocated Realized Loss
         Amounts;

(iv)     to the Class M-2 Certificates, any related Unpaid Interest Shortfall
         Amount;

(v)      to the Class M-2 Certificates, any related Allocated Realized Loss
         Amounts;

(vi)     to the Class M-3 Certificates, any related Unpaid Interest Shortfall
         Amount;

(vii)    to the Class M-3 Certificates, any related Allocated Realized Loss
         Amounts;

(viii) to the Class M-4 Certificates, any related Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any related Allocated Realized Loss
         Amounts;

(x)      to the Class M-5 Certificates, any related Unpaid Interest Shortfall
         Amount;

(xi)     to the Class M-5 Certificates, any related Allocated Realized Loss
         Amount;

(xii)    to the Class M-6 Certificates, any related Unpaid Interest Shortfall
         Amount;

(xiii)   to the Class M-6 Certificates, any related Allocated Realized Loss
         Amount;

(xiv)    to the Class M-7 Certificates, any related Unpaid Interest Shortfall
         Amount;

(xv)     to the Class M-7 Certificates, any related Allocated Realized Loss
         Amount;

(xvi) to the Class M-8A and Class M-8B Certificates, pro rata, any related Unpaid Interest Shortfall Amount;

(xvii) to the Class M-8A and Class M-8B Certificates, pro rata, any related Allocated Realized Loss Amount;

(xviii) to the Class M-9 Certificates, any related Unpaid Interest Shortfall Amount;

(xix)    to the Class M-9 Certificates, any related Allocated Realized Loss
         Amount;

(xx)     to the Class M-10 Certificates, any related Unpaid Interest Shortfall
         Amount;

(xxi)    to the Class M-10 Certificates, any related Allocated Realized Loss
         Amount;

(xxii) to the Offered Certificates an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts in the same order and priority in which Accrued Certificate Interest is allocated; and

(xxiii) any remaining amounts as specified in the pooling and servicing agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Accrued Certificate Interest:       Accrued Certificate Interest for each Class
                                    of Offered Certificates for each
                                    Distribution Date means an amount equal to the interest accrued at the related
                                    Pass-Through Rate during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Unpaid Interest Shortfall Amount:   The Unpaid Interest Shortfall Amount means
                                    (i) for each class of Offered Certificates and the first Distribution Date, zero, and
                                    (ii) with respect to each class of Offered
                                    Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued
                                    Certificate Interest for such class for the immediately preceding Distribution Date and
                                    (2) the outstanding Unpaid Interest
                                    Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Interest Remittance Amount:         The Interest Remittance Amount with respect
                                    to any Distribution Date is that portion of the Available Funds for such Distribution
                                    Date attributable to interest received or advanced with respect to the Mortgage Loans.

Principal Remittance Amount:        The Principal Remittance Amount means with
                                    respect to any Distribution Date, the sum of
                                    (i) all scheduled payments of principal
                                    collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds and recoveries received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the purchase price, representing principal of any repurchased Mortgage Loans, deposited to the collection account during such prepayment period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such prepayment period with respect to the Mortgage Loans, and (vi) on the Distribution
                                    Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price representing principal with respect to the Mortgage Loans.

Basic Principal Distribution        The Basic Principal Distribution Amount
Amount:                             means with respect to any Distribution Date
                                    the excess of (i) the Principal Remittance
                                    Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.


Extra Principal Distribution        The Extra Principal Distribution Amount with
Amount:                             respect to any Distribution Date is the
                                    lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                    Overcollateralization Deficiency Amount for such Distribution Date.


Principal Distribution Amount:      The Principal Distribution Amount with
                                    respect to any Distribution Date is the sum of (i) the Basic Principal Distribution
                                    Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Senior Principal Distribution       Senior Principal Distribution Amount means
Amount:                             as of any Distribution Date (i) before the
                                    Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and (b) the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Certificate Principal
                                    Balance of the Class A Certificates
                                    immediately prior to such Distribution Date over (b) the lesser of (x) the product of
                                    (1) approximately 74.10% and (2) the
                                    aggregate Principal Balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period and (y) the amount by
                                    which the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period exceeds the product of (1) 0.50% and (2) the aggregate
                                    Principal Balance of the Mortgage Loans on the Cut-off Date.

Allocated Realized Loss             An Allocated Realized Loss Amount with
Amount:                             respect to any class of the Mezzanine
                                    Certificates and any Distribution Date is an amount equal to the sum of any Realized
                                    Losses allocated to that class of
                                    Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous
                                    Distribution Date.

Realized Losses:                    A Realized Loss is (i) as to any Mortgage
                                    Loan that is liquidated, the unpaid
                                    principal balance thereof less the net
                                    proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                    All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-10 Certificates, fourth to the Class M-9 Certificates, fifth to the Class M-8 Certificates, pro rata, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates, twelfth to the Class M-1 and thirteenth with respect to any remaining losses from Group II Mortgage Loans to the Class AII-1B Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates except for the Class AII-1B Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Overcollateralization Floor:        The aggregate principal balance of the
                                    Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period, minus the product of (x)
                                    0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class AI Certificates Principal     The Group I Senior Principal Distribution
Allocation:                         Amount will be allocated first, to the
                                    holders of the Class AI-9 Certificates based on the Lockout Distribution Percentage of the Group I Senior Principal Distribution
                                    Amount allocated to the Sequential
                                    Certificates, until the certificate
                                    principal balance of the Class AI-9
                                    Certificates has been reduced to zero;
                                    second, pro rata, to the holders of the
                                    Class AI-1A and Class AI-1B Certificates, until the certificate principal balances have been reduced to zero; third, to the holders of the Class AI-2 Certificates, until the certificate principal balance of the Class AI-2 Certificates has been reduced to zero; fourth, to the holders of the Class
                                    AI-3 Certificates, until the certificate principal balance of the Class AI-3
                                    Certificates has been reduced to zero;
                                    fifth, to the holders of the Class AI-4
                                    Certificates, until the certificate
                                    principal balance of the Class AI-4
                                    Certificates has been reduced to zero;
                                    sixth, to the holders of the Class AI-5
                                    Certificates, until the certificate
                                    principal balance of the Class AI-5
                                    Certificates has been reduced to zero,
                                    seventh, to the holders of the Class AI-6
                                    Certificates, until the certificate
                                    principal balance of the Class AI-6
                                    Certificates has been reduced to zero,
                                    eighth, to the holders of the Class AI-7
                                    Certificates, until the certificate
                                    principal balance of the Class AI-7
                                    Certificates has been reduced to zero,
                                    ninth, to the holders of the Class AI-8
                                    Certificates, until the certificate
                                    principal balance of the Class AI-8
                                    Certificates has been reduced to zero, and tenth to the holders of the Class AI-9
                                    Certificates, until the certificate
                                    principal balance of the Class AI-9
                                    Certificates has been reduced to zero.

Class AIII Certificates             The Group III Senior Principal Distribution
Principal Allocation:               Amount will be allocated pro rata to the
                                    holders of (i) the Class AIII-1, Class
                                    AIII-2 and Class AIII-3 Certificates
                                    sequentially until the balance of each
                                    Certificate has been reduced to zero and
                                    (ii) the Class AIII-PT Certificates.

Lockout Distribution Percentage:    For the Class AI-9 Certificates and any
                                    Distribution Date, the indicated percentage of the Lockout Certificate Percentage for such Distribution Date:

                                          Distribution Date Occurring In

                                    October 2004 through September 2007       0%
                                    October 2007 through September 2009      45%
                                    October 2009 through September 2010      80%
                                    October 2010 through September 2011     100%
                                    October 2011 and thereafter             300%

Lockout Certificate Percentage:     For the Class AI-9 Certificates and any
                                    Distribution Date, the percentage equal to the aggregate certificate principal balance of the Class AI-9 Certificates immediately prior to such Distribution Date divided by the aggregate certificate principal balance of the Sequential Certificates immediately prior to such Distribution Date.

ARM Principal Distribution Amount:  Means, as to any Distribution Date, the
                                    excess of (i) the Senior Principal
                                    Distribution Amount for that Distribution
                                    Date over (ii) the Group I Senior Principal
                                    Distribution Amount for that Distribution
                                    Date.

Group I Parity Amount:              Means, with respect to any Distribution
                                    Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Class
                                    AI Certificates, immediately prior to that Distribution Date over (y) the aggregate
                                    Principal Balance of the Group I Mortgage
                                    Loans as of the last day of the related
                                    collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Group I Senior Principal            Group I Senior Principal Distribution Amount
Distribution Amount:                means as of any Distribution Date the lesser
                                    of (a) the aggregate certificate principal balance of the Class AI Certificates immediately prior to such Distribution Date,
                                    (b) the Senior Principal Distribution Amount and (c) the greater of (1) the product of the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (I) the aggregate Principal Balance of the Group
                                    I Mortgage Loans on the first day of the related collection period over (II) the aggregate Principal Balance of the Group I
                                    Mortgage Loans on the last day of the
                                    related collection period, and the
                                    denominator of which is the excess of (I) the aggregate Principal Balance of the Mortgage Loans on the first day of the related collection period over (II) the aggregate Principal Balance of the Mortgage
                                    Loans on the last day of the related
                                    collection period, (2) the Group I Parity
                                    Amount and (3) the excess of (i) the Senior
                                    Principal Distribution Amount for that
                                    Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AII and Class AIII Certificates immediately prior to that Distribution Date.

Group II Principal Allocation       Means, with respect to any Distribution
Percentage:                         Date, a fraction, expressed as a percentage,
                                    the numerator of which is the Principal
                                    Remittance Amount with respect to the Group
                                    II Mortgage Loans for that Distribution
                                    Date, and the denominator of which is the aggregate Principal Remittance Amount with respect to the Group II Mortgage Loans and the Group III Mortgage Loans for that
                                    Distribution Date.

Group II Senior Principal           Group II Senior Principal Distribution
Distribution Amount:                Amount means as of any Distribution Date the
                                    lesser of (a) the aggregate certificate
                                    principal balances of the Class AII-1A and Class AII-1B Certificates immediately prior to such Distribution Date for (b) the product of (1) the Group II Principal
                                    Allocation Percentage for that Distribution
                                    Date and (2) the ARM Principal Distribution
                                    Amount for that Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Group III Principal Allocation      Means, with respect to any Distribution
Percentage:                         Date, a fraction, expressed as a percentage,
                                    the numerator of which is the Principal
                                    Remittance Amount with respect to the Group
                                    III Mortgage Loans for that Distribution
                                    Date, and the denominator of which is the aggregate Principal Remittance Amount with respect to the Group III Mortgage Loans and the Group II Mortgage Loans for that
                                    Distribution Date.

Group III Senior Principal          Group III Senior Principal Distribution
Distribution Amount:                Amount means as of any Distribution Date the
                                    lesser of (a) the aggregate certificate
                                    principal balance of the Class AIII-1, Class
                                    AIII-2. Class AIII-3 and Class AIII-PT
                                    Certificates immediately prior to such
                                    Distribution Date and (b) the product of (1) the Group III Principal Allocation
                                    Percentage for that Distribution Date and
                                    (2) the ARM Principal Distribution Amount for that Distribution Date.

Class M-1 Principal                 The Class M-1 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount) and the Class M-1 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 78.40% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period and (B) the
                                    Overcollateralization Floor.

Class M-2 Principal                 The Class M-2 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount) and the Class M-2
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.30% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-3 Principal                 The Class M-3 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization
                                    Floor.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class M-4 Principal                 The Class M-4 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount) and the Class M-4
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.80% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-5 Principal                 The Class M-5 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount) and the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization
                                    Floor.

Class M-6 Principal                 The Class M-6 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount) and the Class M-6
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-7 Principal                 The Class M-7 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount), the Class M-6
                                    Certificates (after taking into account the Class M-6 Principal Distribution Amount) and the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization
                                    Floor.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class M-8 Principal                 The Class M-8 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount), the Class M-6
                                    Certificates (after taking into account the Class M-6 Principal Distribution Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                    Distribution Amount) and the Class M-8
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-9 Principal                 The Class M-9 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount), the Class M-6
                                    Certificates (after taking into account the Class M-6 Principal Distribution Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                    Distribution Amount), the Class M-8
                                    Certificates (after taking into account the Class M-8 Principal Distribution Amount) and the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization
                                    Floor.

Class M-10 Principal                The Class M-10 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount), the Class M-6
                                    Certificates (after taking into account the Class M-6 Principal Distribution Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal
                                    Distribution Amount), the Class M-8
                                    Certificates (after taking into account the Class M-8 Principal Distribution Amount), the Class M-9 Certificates (after taking into account the Class M-9 Principal
                                    Distribution Amount) and the Class M-10
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             BOND SUMMARY
                                                             To Maturity
------------------------------------------------------------------------------------------------------------------------------------
Class AII-1B (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%         50%|50%         75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.58           4.62            3.24           2.49            1.98           1.60          1.32
First Principal Date           25-Oct-04      25-Oct-04       25-Oct-04       25-Oct-04      25-Oct-04      25-Oct-04      25-Oct-04
Last Principal Date            25-Apr-34      25-Nov-25       25-Jun-19       25-Jan-16      25-Apr-13      25-Apr-11      25-Jul-07
Payment Windows (mos.)            355            254             177             136            103             79            34
Class AIII-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               9.34           1.58            1.21           1.00            0.86           0.76          0.68
First Principal Date           10/25/2004     10/25/2004      10/25/2004     10/25/2004      10/25/2004     10/25/2004    10/25/2004
Last Principal Date             5/25/2019      7/25/2007      10/25/2006      6/25/2006      3/25/2006      1/25/2006     11/25/2005
Payment Windows (mos.)             176            34              25             21              18             16            14
Class AIII-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               21.21          5.49            3.86           3.00            2.41           1.99          1.75
First Principal Date            5/25/2019      7/25/2007      10/25/2006      6/25/2006      3/25/2006      1/25/2006     11/25/2005
Last Principal Date             2/25/2032      6/25/2015      2/25/2012       5/25/2010      3/25/2009      8/25/2007      3/25/2007
Payment Windows (mos.)             154            96              65             48              37             20            17
Class AIII-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               28.59          15.61          11.52           9.02            7.34           5.86          2.76
First Principal Date            25-Feb-32      25-Jun-15      25-Feb-12       25-May-10      25-Mar-09      25-Aug-07      25-Mar-07
Last Principal Date             25-Apr-34      25-Jul-30      25-Dec-25       25-Nov-21      25-May-19      25-Jul-17      25-Sep-07
Payment Windows (mos.)             27             182            167             139            123            120             7
Class AIII-PT (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.51          5.24            3.79           2.98            2.43           1.99          1.46
First Principal Date            25-Oct-04      25-Oct-04      25-Oct-04       25-Oct-04      25-Oct-04      25-Oct-04      25-Oct-04
Last Principal Date             25-Apr-34      25-Jul-30      25-Dec-25       25-Nov-21      25-May-19      25-Jul-17      25-Sep-07
Payment Windows (mos.)             355            310            255             206            176            154            36



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             BOND SUMMARY
                                                               To Call
------------------------------------------------------------------------------------------------------------------------------------
Class AII-1B (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%         50%|50%         75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.52           4.57            3.22           2.48            1.98           1.60          1.32
First Principal Date           25-Oct-04      25-Oct-04       25-Oct-04       25-Oct-04      25-Oct-04      25-Oct-04      25-Oct-04
Last Principal Date            25-Dec-32      25-May-20       25-Oct-16       25-Feb-14      25-Apr-12      25-Jan-11      25-Jul-07
Payment Windows (mos.)            339            188             145             113             91             76            34
Class AIII-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%          50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               9.34           1.58            1.21           1.00            0.86           0.76          0.68
First Principal Date           10/25/2004     10/25/2004      10/25/2004     10/25/2004      10/25/2004     10/25/2004    10/25/2004
Last Principal Date            5/25/2019       7/25/2007      10/25/2006      6/25/2006      3/25/2006      1/25/2006     11/25/2005
Payment Windows (mos.)            176             34              25             21              18             16            14
Class AIII-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%          50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              21.21           5.49            3.86           3.00            2.41           1.99          1.75
First Principal Date           5/25/2019       7/25/2007      10/25/2006      6/25/2006      3/25/2006      1/25/2006     11/25/2005
Last Principal Date            2/25/2032       6/25/2015      2/25/2012       5/25/2010      3/25/2009      8/25/2007      3/25/2007
Payment Windows (mos.)            154             96              65             48              37             20            17
Class AIII-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%          50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              28.09           13.99          10.29           7.89            6.32           5.03          2.76
First Principal Date           25-Feb-32       25-Jun-15      25-Feb-12       25-May-10      25-Mar-09      25-Aug-07      25-Mar-07
Last Principal Date            25-Dec-32       25-May-20      25-Oct-16       25-Feb-14      25-Apr-12      25-Jan-11      25-Sep-07
Payment Windows (mos.)             11             60              57             46              38             42             7
Class AIII-PT (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%          50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.45           5.04            3.64           2.84            2.30           1.89          1.46
First Principal Date           25-Oct-04       25-Oct-04      25-Oct-04       25-Oct-04      25-Oct-04      25-Oct-04      25-Oct-04
Last Principal Date            25-Dec-32       25-May-20      25-Oct-16       25-Feb-14      25-Apr-12      25-Jan-11      25-Sep-07
Payment Windows (mos.)            339             188            145             113             91             76            36



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                    Class AII-1B Certificates
-------------------------------------------------------------------------------------------------------------------------------
                                                 Effective Net                                                    Effective Net
                          Net WAC    Net WAC      WAC Rate(2)                             Net WAC    Net WAC       WAC Rate(2)
  Period    Pay Date      Rate(1)    Rate(2)          (3)       Period      Pay Date      Rate(1)    Rate(2)           (3)
-------------------------------------------------------------------------------------------------------------------------------
     1     10/25/2004      7.03%      7.03%          8.00%        38       11/25/2007      6.12%      9.97%            9.97%
     2     11/25/2004      6.12%      6.12%          8.00%        39       12/25/2007      6.32%     10.27%           10.27%
     3     12/25/2004      6.33%      6.33%          8.00%        40        1/25/2008      6.11%      9.91%            9.91%
     4      1/25/2005      6.12%      6.12%          8.00%        41        2/25/2008      6.10%      9.88%            9.88%
     5      2/25/2005      6.12%      6.12%          8.00%        42        3/25/2008      6.51%     10.53%           10.53%
     6      3/25/2005      6.78%      6.78%          8.00%        43        4/25/2008      6.09%      9.82%            9.82%
     7      4/25/2005      6.12%      6.12%          8.00%        44        5/25/2008      6.28%     10.14%           10.14%
     8      5/25/2005      6.32%      6.33%          8.00%        45        6/25/2008      6.07%      9.78%            9.78%
     9      6/25/2005      6.12%      6.12%          8.00%        46        7/25/2008      6.27%     10.07%           10.07%
    10      7/25/2005      6.32%      6.32%          8.00%        47        8/25/2008      6.06%      9.71%            9.71%
    11      8/25/2005      6.11%      6.12%          8.00%        48        9/25/2008      6.05%      9.68%            9.68%
    12      9/25/2005      6.11%      6.12%          8.00%        49       10/25/2008      6.25%      9.97%            9.97%
    13     10/25/2005      6.31%      6.32%          8.00%        50       11/25/2008      6.04%      9.63%            9.63%
    14     11/25/2005      6.11%      6.11%          8.00%        51       12/25/2008      6.23%      9.92%            9.92%
    15     12/25/2005      6.31%      6.31%          8.00%        52        1/25/2009      6.03%      9.57%            9.57%
    16      1/25/2006      6.10%      6.11%          8.00%        53        2/25/2009      6.02%      9.53%            9.53%
    17      2/25/2006      6.10%      6.10%          8.00%        54        3/25/2009      6.66%     10.51%           10.51%
    18      3/25/2006      6.75%      6.75%          8.00%        55        4/25/2009      6.01%      9.46%            9.46%
    19      4/25/2006      6.09%      6.10%          8.00%        56        5/25/2009      6.20%      9.74%            9.74%
    20      5/25/2006      6.42%      8.50%          8.50%        57        6/25/2009      5.99%      9.39%            9.39%
    21      6/25/2006      6.21%      8.22%          8.22%        58        7/25/2009      6.18%      9.67%            9.67%
    22      7/25/2006      6.41%      8.48%          8.48%        59        8/25/2009      5.98%      9.32%            9.32%
    23      8/25/2006      6.20%      8.19%          8.19%        60        9/25/2009      5.97%      9.29%            9.29%
    24      9/25/2006      6.19%      8.17%          8.17%        61       10/25/2009      6.16%      9.56%            9.56%
    25     10/25/2006      6.39%      8.43%          8.43%        62       11/25/2009      5.96%      9.22%            9.22%
    26     11/25/2006      6.18%      8.83%          8.83%        63       12/25/2009      6.15%      9.49%            9.49%
    27     12/25/2006      6.38%      9.10%          9.10%        64        1/25/2010      5.94%      9.14%            9.14%
    28      1/25/2007      6.17%      8.79%          8.79%        65        2/25/2010      5.93%      9.11%            9.11%
    29      2/25/2007      6.17%      8.77%          8.77%        66        3/25/2010      6.56%     10.04%           10.04%
    30      3/25/2007      6.82%      9.69%          9.69%        67        4/25/2010      5.92%      9.04%            9.04%
    31      4/25/2007      6.15%      8.73%          8.73%        68        5/25/2010      6.11%      9.30%            9.30%
    32      5/25/2007      6.36%      9.77%          9.77%        69        6/25/2010      5.90%      8.96%            8.96%
    33      6/25/2007      6.15%      9.44%          9.44%        70        7/25/2010      6.09%      9.23%            9.23%
    34      7/25/2007      6.35%      9.72%          9.72%        71        8/25/2010      5.89%      8.89%            8.89%
    35      8/25/2007      6.14%      9.38%          9.38%        72        9/25/2010      5.88%      8.86%            8.86%
    36      9/25/2007      6.13%      9.36%          9.36%        73       10/25/2010      6.07%      9.11%            9.11%
    37     10/25/2007      6.33%      9.64%          9.64%        74       11/25/2010      5.87%      8.78%            8.78%
-------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                       NET WAC CAP SCHEDULE
                                              Class AII-1B Certificates (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                     Effective Net                                                 Effective Net
                            Net WAC    Net WAC        WAC Rate(2)                         Net WAC    Net WAC        WAC Rate(2)
  Period      Pay Date      Rate(1)    Rate(2)            (3)      Period   Pay Date      Rate(1)    Rate(2)            (3)
--------------------------------------------------------------------------------------------------------------------------------
    75       12/25/2010      6.06%      9.04%            9.04%        96    9/25/2012      5.71%      8.00%            8.00%
    76        1/25/2011      5.85%      8.71%            8.71%        97   10/25/2012      5.89%      8.23%            8.23%
    77        2/25/2011      5.85%      8.67%            8.67%        98   11/25/2012      5.69%      7.93%            8.00%
    78        3/25/2011      6.46%      9.56%            9.56%        99   12/25/2012      5.88%      8.16%            8.16%
    79        4/25/2011      5.83%      8.60%            8.60%       100    1/25/2013      5.68%      7.86%            8.00%
    80        5/25/2011      6.02%      8.85%            8.85%       101    2/25/2013      5.67%      7.82%            8.00%
    81        6/25/2011      5.82%      8.53%            8.53%       102    3/25/2013      6.27%      8.63%            8.63%
    82        7/25/2011      6.00%      8.78%            8.78%       103    4/25/2013      5.66%      7.76%            8.00%
    83        8/25/2011      5.80%      8.46%            8.46%       104    5/25/2013      5.84%      7.98%            8.00%
    84        9/25/2011      5.79%      8.42%            8.42%       105    6/25/2013      5.65%      7.69%            8.00%
    85       10/25/2011      5.98%      8.66%            8.66%       106    7/25/2013      5.83%      7.91%            8.00%
    86       11/25/2011      5.78%      8.35%            8.35%       107    8/25/2013      5.63%      7.62%            8.00%
    87       12/25/2011      5.96%      8.59%            8.59%       108    9/25/2013      5.63%      7.59%            8.00%
    88        1/25/2012      5.76%      8.28%            8.28%       109   10/25/2013      5.81%      7.81%            8.00%
    89        2/25/2012      5.76%      8.24%            8.24%       110   11/25/2013      5.61%      7.53%            8.00%
    90        3/25/2012      6.15%      8.77%            8.77%       111   12/25/2013      5.79%      7.75%            8.00%
    91        4/25/2012      5.74%      8.17%            8.17%       112    1/25/2014      5.60%      7.46%            8.00%
    92        5/25/2012      5.93%      8.41%            8.41%       113    2/25/2014      5.59%      7.43%            8.00%
    93        6/25/2012      5.73%      8.10%            8.10%
    94        7/25/2012      5.91%      8.33%            8.33%
    95        8/25/2012      5.71%      8.03%            8.03%
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       NET WAC CAP SCHEDULE
                                                     Class AIII Certificates
------------------------------------------------------------------------------------------------------------------------------
                                                   Effective Net                                                  Effective Net
                            Net WAC    Net WAC      WAC Rate(2)                           Net WAC    Net WAC       WAC Rate(2)
  Period      Pay Date      Rate(1)    Rate(2)          (3)       Period     Pay Date      Rate(1)    Rate(2)          (3)
------------------------------------------------------------------------------------------------------------------------------
     1       10/25/2004      7.03%      7.03%          8.00%        38      11/25/2007      6.06%      8.83%          8.83%
     2       11/25/2004      6.12%      6.12%          8.00%        39      12/25/2007      6.25%      9.09%          9.09%
     3       12/25/2004      6.33%      6.33%          8.00%        40       1/25/2008      6.04%      9.32%          9.32%
     4        1/25/2005      6.12%      6.12%          8.00%        41       2/25/2008      6.04%      9.28%          9.28%
     5        2/25/2005      6.12%      6.12%          8.00%        42       3/25/2008      6.45%      9.89%          9.89%
     6        3/25/2005      6.78%      6.78%          8.00%        43       4/25/2008      6.02%      9.21%          9.21%
     7        4/25/2005      6.12%      6.12%          8.00%        44       5/25/2008      6.22%      9.49%          9.49%
     8        5/25/2005      6.33%      6.33%          8.00%        45       6/25/2008      6.01%      9.14%          9.14%
     9        6/25/2005      6.12%      6.12%          8.00%        46       7/25/2008      6.21%      9.43%          9.43%
    10        7/25/2005      6.33%      6.34%          8.00%        47       8/25/2008      6.00%      9.09%          9.09%
    11        8/25/2005      6.12%      6.14%          8.00%        48       9/25/2008      5.99%      9.06%          9.06%
    12        9/25/2005      6.12%      6.14%          8.00%        49      10/25/2008      6.19%      9.32%          9.32%
    13       10/25/2005      6.32%      6.34%          8.00%        50      11/25/2008      5.98%      8.99%          8.99%
    14       11/25/2005      6.12%      6.13%          8.00%        51      12/25/2008      6.17%      9.25%          9.25%
    15       12/25/2005      6.32%      6.33%          8.00%        52       1/25/2009      5.97%      8.93%          8.93%
    16        1/25/2006      6.11%      6.13%          8.00%        53       2/25/2009      5.96%      8.90%          8.90%
    17        2/25/2006      6.11%      6.12%          8.00%        54       3/25/2009      6.59%      9.81%          9.81%
    18        3/25/2006      6.76%      6.78%          8.00%        55       4/25/2009      5.95%      8.82%          8.82%
    19        4/25/2006      6.10%      6.12%          8.00%        56       5/25/2009      6.14%      9.08%          9.08%
    20        5/25/2006      6.30%      6.32%          8.00%        57       6/25/2009      5.94%      8.75%          8.75%
    21        6/25/2006      6.09%      6.11%          8.00%        58       7/25/2009      6.13%      9.01%          9.01%
    22        7/25/2006      6.35%      8.23%          8.23%        59       8/25/2009      5.93%      8.68%          8.68%
    23        8/25/2006      6.14%      7.95%          8.00%        60       9/25/2009      5.92%      8.64%          8.64%
    24        9/25/2006      6.13%      7.93%          8.00%        61      10/25/2009      6.11%      8.90%          8.90%
    25       10/25/2006      6.33%      8.17%          8.17%        62      11/25/2009      5.91%      8.57%          8.57%
    26       11/25/2006      6.12%      7.89%          8.00%        63      12/25/2009      6.10%      8.82%          8.82%
    27       12/25/2006      6.32%      8.14%          8.14%        64       1/25/2010      5.89%      8.50%          8.50%
    28        1/25/2007      6.11%      8.44%          8.44%        65       2/25/2010      5.89%      8.46%          8.46%
    29        2/25/2007      6.10%      8.42%          8.42%        66       3/25/2010      6.51%      9.33%          9.33%
    30        3/25/2007      6.75%      9.30%          9.30%        67       4/25/2010      5.88%      8.39%          8.39%
    31        4/25/2007      6.09%      8.37%          8.37%        68       5/25/2010      6.07%      8.64%          8.64%
    32        5/25/2007      6.29%      8.63%          8.63%        69       6/25/2010      5.86%      8.32%          8.32%
    33        6/25/2007      6.08%      8.32%          8.32%        70       7/25/2010      6.05%      8.56%          8.56%
    34        7/25/2007      6.28%      9.24%          9.24%        71       8/25/2010      5.85%      8.25%          8.25%
    35        8/25/2007      6.07%      8.91%          8.91%        72       9/25/2010      5.85%      8.22%          8.22%
    36        9/25/2007      6.07%      8.89%          8.89%        73      10/25/2010      6.03%      8.46%          8.46%
    37       10/25/2007      6.26%      9.15%          9.15%        74      11/25/2010      5.83%      8.15%          8.15%
------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   $1,704,566,000 (approximate)                                            LOGO]
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       NET WAC CAP SCHEDULE
                                               Class AIII Certificates (Continued)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                 Effective Net                                                  Effective Net
                            Net WAC    Net WAC    WAC Rate(2)                             Net WAC    Net WAC     WAC Rate(2)
  Period      Pay Date      Rate(1)    Rate(2)        (3)        Period     Pay Date      Rate(1)    Rate(2)         (3)
-----------------------------------------------------------------------------------------------------------------------------
    75       12/25/2010      6.02%      8.38%        8.38%          96      9/25/2012      5.71%      7.44%         8.00%
    76        1/25/2011      5.82%      8.08%        8.08%          97     10/25/2012      5.90%      7.65%         8.00%
    77        2/25/2011      5.82%      8.05%        8.05%          98     11/25/2012      5.70%      7.38%         8.00%
    78        3/25/2011      6.43%      8.87%        8.87%          99     12/25/2012      5.89%      7.59%         8.00%
    79        4/25/2011      5.80%      7.98%        8.00%         100      1/25/2013      5.69%      7.32%         8.00%
    80        5/25/2011      5.99%      8.21%        8.21%         101      2/25/2013      5.69%      7.29%         8.00%
    81        6/25/2011      5.79%      7.91%        8.00%         102      3/25/2013      6.29%      8.04%         8.04%
    82        7/25/2011      5.98%      8.14%        8.14%         103      4/25/2013      5.68%      7.23%         8.00%
    83        8/25/2011      5.78%      7.84%        8.00%         104      5/25/2013      5.86%      7.44%         8.00%
    84        9/25/2011      5.78%      7.81%        8.00%         105      6/25/2013      5.67%      7.18%         8.00%
    85       10/25/2011      5.96%      8.04%        8.04%         106      7/25/2013      5.85%      7.39%         8.00%
    86       11/25/2011      5.76%      7.75%        8.00%         107      8/25/2013      5.66%      7.12%         8.00%
    87       12/25/2011      5.95%      7.97%        8.00%         108      9/25/2013      5.65%      7.10%         8.00%
    88        1/25/2012      5.75%      7.68%        8.00%         109     10/25/2013      5.84%      7.31%         8.00%
    89        2/25/2012      5.75%      7.65%        8.00%         110     11/25/2013      5.64%      7.04%         8.00%
    90        3/25/2012      6.14%      8.14%        8.14%         111     12/25/2013      5.83%      7.25%         8.00%
    91        4/25/2012      5.74%      7.59%        8.00%         112      1/25/2014      5.64%      6.99%         8.00%
    92        5/25/2012      5.92%      7.81%        8.00%         113      2/25/2014      5.63%      6.97%         8.00%
    93        6/25/2012      5.73%      7.53%        8.00%
    94        7/25/2012      5.91%      7.75%        8.00%
    95        8/25/2012      5.72%      7.47%        8.00%
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                     [WELLS
                                      FARGO
                                      LOGO]

--------------------------------------------------------------------------------


                             Wells Fargo Home Equity
                      Asset-Backed Securities 2004-2 Trust
              Home Equity Asset-Backed Certificates, Series 2004-2

                                Collateral Annex


--------------------------------------------------------------------------------

                                Table of Contents
                                -----------------

                  >>    Description of Total Mortgage Loans     2
                  >>    Description of Group 2 Mortgage Loans  16
                  >>    Description of Group 3 Mortgage Loans  30


--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
                          ----------------------------

Summary                                                                            Total         Minimum         Maximum
                                                                                   -----         -------         -------
Cut-off Date Aggregate Principal Balance                               $4,906,641,221.44
Number of Loans                                                                   30,654
Average Current Loan Balance                                                 $160,065.28       $8,431.32     $988,000.55
(1) Weighted Average Combined Original LTV                                         74.97%           5.18%         100.00%
(1) Weighted Average Gross Coupon                                                  6.570%          3.500%         12.250%
(1) (2) Weighted Average Gross Margin                                              5.310%          1.250%         10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   21               6              35
(1) Weighted Average Remaining Term to Maturity (months)                             337              54             359

(1)   Weighted Average reflected in Total.
(2)   Adjustable Loans Only.

                                                                   Percent of Cut-off Date
                                            Range                     Principal Balance
                                            -----                     -----------------
Product Type                               Adjustable                     51.06%
                                           Fixed                          48.94%
Fully Amortizing Mortgage Loans                                           94.44%
Balloon Loans                                                              5.56%
Lien                                       First                         100.00%
                                           Second                          0.00%
Loans with MI (%)                                                         33.55%

Property Type                              SFR                            91.45%
                                           2-4 Family                      3.68%
                                           Condominium                     3.79%
                                           Manufactured Housing            0.15%

Occupancy Status                           Owner Occupied                 97.26%
                                           Non-Owner Occupied              2.07%
                                           Second Home                     0.67%
Geographic Distribution                    California                     27.10%
                                           New Jersey                      5.98%
                                           New York                        5.38%
                                           Maryland                        4.91%
                                           Florida                         4.14%

Number of States (including DC)            51
Largest Zip Code Concentration             95758 (CA)                      0.19%
Loans with Prepayment Penalties                                           78.49%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Principal Balance                     Loans          Balance           Balance
--------------------------------------------------------------------------------
less than 50,000.00                   2,703     $101,625,033.92           2.07%
50,000.01 - 100,000.00                7,727      585,772,597.54          11.94
100,000.01 - 150,000.00               6,793      844,083,005.90          17.20
150,000.01 - 200,000.00               5,280      917,346,932.06          18.70
200,000.01 - 250,000.00               3,029      678,702,327.77          13.83
250,000.01 - 300,000.00               1,949      535,063,228.98          10.90
300,000.01 - 350,000.00               1,276      413,771,846.04           8.43
350,000.01 - 400,000.00               1,035      392,223,963.72           7.99
400,000.01 - 450,000.00                 283      121,316,981.28           2.47
450,000.01 - 500,000.00                 241      115,327,858.83           2.35
500,000.01 - 550,000.00                 135       70,731,972.56           1.44
550,000.01 - 600,000.00                 100       57,911,786.34           1.18
600,000.01 - 650,000.00                  36       22,564,438.39           0.46
650,000.01 - 700,000.00                  23       15,568,207.79           0.32
700,000.01 - 750,000.00                  15       11,014,128.58           0.22
750,000.01 - 800,000.00                  22       17,297,324.83           0.35
800,000.01 - 850,000.00                   2        1,634,158.12           0.03
850,000.01 - 900,000.00                   1          895,839.87           0.02
900,000.01 - 950,000.00                   2        1,845,472.73           0.04
950,000.01 - 1,000,000.00                 2        1,944,116.19           0.04
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Mortgage Coupons

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Mortgage Coupons                      Loans          Balance           Balance
--------------------------------------------------------------------------------
3.001 - 3.500                             1         $151,311.20           0.00%
3.501 - 4.000                            11        2,656,544.69           0.05
4.001 - 4.500                           554      152,949,466.09           3.12
4.501 - 5.000                         1,635      435,554,278.88           8.88
5.001 - 5.500                         2,473      596,456,993.86          12.16
5.501 - 6.000                         4,008      778,833,606.45          15.87
6.001 - 6.500                         4,175      698,015,230.75          14.23
6.501 - 7.000                         4,706      721,988,285.53          14.71
7.001 - 7.500                         3,540      472,653,360.74           9.63
7.501 - 8.000                         3,153      396,507,391.67           8.08
8.001 - 8.500                         2,090      226,331,247.62           4.61
8.501 - 9.000                         1,877      198,297,780.45           4.04
9.001 - 9.500                         1,016       99,650,752.68           2.03
9.501 - 10.000                          694       67,522,386.72           1.38
10.001 - 10.500                         344       30,931,422.66           0.63
10.501 - 11.000                         253       19,545,212.49           0.40
11.001 - 11.500                          95        6,724,535.03           0.14
11.501 - 12.000                          24        1,535,614.12           0.03
12.001 - 12.500                           5          335,799.81           0.01
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Product Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Product Type                          Loans          Balance           Balance
--------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)           16,245   $2,387,610,660.38          48.66%
Fixed Rate                           12,253    2,128,428,302.51          43.38
Fixed Rate (Balloon)                  1,408      272,957,689.65           5.56
3/27 ARM (Six-Month LIBOR)              644       97,069,194.67           1.98
1 Year ARM (One-Year CMT)               104       20,575,374.23           0.42
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------

Remaining Term to Maturity

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Remaining Term to Maturity            Loans          Balance           Balance
--------------------------------------------------------------------------------
<= 120                                   32       $2,443,227.05           0.05%
121 - 180                             3,449      497,142,559.87          10.13
181 - 240                               129       21,510,073.35           0.44
241 - 300                                38        6,520,269.28           0.13
301 - 360                            27,006    4,379,025,091.89          89.25
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Combined Original LTV

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Combined Original LTV                 Loans          Balance           Balance
--------------------------------------------------------------------------------
0.01 - 10.00                              5         $224,687.03           0.00%
10.01 - 20.00                            85        8,884,013.09           0.18
20.01 - 30.00                           272       34,846,640.74           0.71
30.01 - 40.00                           614       99,747,646.45           2.03
40.01 - 50.00                         1,249      219,234,332.81           4.47
50.01 - 60.00                         2,063      382,883,322.32           7.80
60.01 - 70.00                         4,489      800,275,294.99          16.31
70.01 - 80.00                        10,445    1,702,073,997.78          34.69
80.01 - 90.00                         9,242    1,369,455,622.01          27.91
90.01 - 100.00                        2,190      289,015,664.22           5.89
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Geographic Distribution               Loans          Balance           Balance
--------------------------------------------------------------------------------
California                            5,081   $1,329,477,490.27          27.10%
New Jersey                            1,510      293,217,326.64           5.98
New York                              1,314      263,864,325.35           5.38
Maryland                              1,272      240,882,765.45           4.91
Florida                               1,421      202,954,862.53           4.14
Illinois                              1,387      193,571,711.69           3.95
Virginia                              1,071      181,865,833.11           3.71
Minnesota                             1,061      171,579,768.74           3.50
Texas                                 1,540      156,104,802.56           3.18
Pennsylvania                          1,115      135,477,737.06           2.76
Colorado                                628      116,493,196.20           2.37
Missouri                              1,072      113,344,977.73           2.31
Arizona                                 741      109,151,474.51           2.22
Ohio                                    971      102,729,958.22           2.09
Georgia                                 690       94,734,822.35           1.93
Washington                              523       90,542,584.92           1.85
Nevada                                  429       81,394,957.82           1.66
Massachusetts                           374       81,118,503.73           1.65
Wisconsin                               680       76,787,303.19           1.56
Michigan                                665       76,397,598.96           1.56
North Carolina                          508       59,692,570.95           1.22
Iowa                                    564       49,594,990.39           1.01
Louisiana                               471       48,718,487.38           0.99
Tennessee                               465       48,068,021.17           0.98
Indiana                                 538       47,448,237.36           0.97
South Carolina                          361       39,797,909.38           0.81
Oregon                                  222       38,662,242.48           0.79
Connecticut                             201       37,917,755.22           0.77
Mississippi                             365       31,453,409.49           0.64
Kansas                                  315       31,342,395.69           0.64
District of Columbia                    169       30,620,960.47           0.62
Oklahoma                                325       27,644,723.40           0.56
Alabama                                 310       26,608,905.74           0.54
Utah                                    172       25,386,528.68           0.52
Nebraska                                245       23,145,036.19           0.47
Alaska                                  144       22,139,594.21           0.45
Arkansas                                245       21,070,908.33           0.43
New Mexico                              165       19,474,570.15           0.40
Hawaii                                   71       17,602,100.34           0.36
Idaho                                   184       17,525,675.01           0.36
Rhode Island                             92       16,753,882.60           0.34
Kentucky                                147       16,332,396.19           0.33
Delaware                                102       16,235,908.49           0.33
West Virginia                           177       16,102,377.95           0.33
Wyoming                                 129       14,492,930.95           0.30
New Hampshire                            80       13,381,045.38           0.27
Montana                                 114       12,685,390.75           0.26
South Dakota                             90        9,079,400.70           0.19
Maine                                    53        7,381,043.42           0.15
North Dakota                             64        5,417,032.84           0.11
Vermont                                  21        3,172,789.11           0.06
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Property Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Property Type                         Loans          Balance           Balance
--------------------------------------------------------------------------------
Single Family                        28,286   $4,486,949,113.21          91.45%
Condominium                           1,139      186,186,649.98           3.79
Two- to Four Family                     988      180,364,381.96           3.68
Planned Unit Development                154       45,620,879.39           0.93
Manufactured Housing                     86        7,363,308.65           0.15
Townhouse                                 1          156,888.25           0.00
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------

Loan Purpose

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Loan Purpose                          Loans          Balance           Balance
--------------------------------------------------------------------------------
Cash Out Refinance                   19,138   $3,105,556,753.86          63.29%
Purchase                              7,737    1,145,015,436.45          23.34
Rate/Term Refinance                   3,779      656,069,031.13          13.37
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Occupancy Status

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Occupancy Status                      Loans          Balance           Balance
--------------------------------------------------------------------------------
Primary Home                         29,374   $4,772,113,682.99          97.26%
Investment                            1,057      101,655,913.94           2.07
Second Home                             223       32,871,624.51           0.67
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------

Documentation

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Documentation                         Loans          Balance           Balance
--------------------------------------------------------------------------------
Full Documentation*                  30,129   $4,818,883,040.88          98.21%
Stated Income, Stated Asset             525       87,758,180.56           1.79
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Credit Grade

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Credit Grade                          Loans          Balance           Balance
--------------------------------------------------------------------------------
Y9                                     7380   $1,613,597,446.27          32.89%
Y8                                    2,499      420,855,962.84           8.58
Y7                                    3,130      503,398,115.58          10.26
Y6                                    3,377      506,358,256.16          10.32
Y5                                    3,113      454,861,163.70           9.27
Y4                                    5,529      747,136,555.79          15.23
Y3                                    2,357      288,084,980.95           5.87
Y2                                    2,663      312,311,080.49           6.37
Y1                                      606       60,037,659.66           1.22
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------

Prepayment Penalty Term

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Prepayment Penalty Term               Loans          Balance           Balance
--------------------------------------------------------------------------------
No Prepayment Penalty                 6,851   $1,055,412,896.80          21.51%
12                                      924      202,415,015.60           4.13
24                                   13,096    1,877,097,083.68          38.26
36                                    9,716    1,766,183,651.35          36.00
60                                       67        5,532,574.01           0.11
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Rate Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Rate Type                             Loans          Balance           Balance
--------------------------------------------------------------------------------
Fixed Rate                           13,661   $2,401,385,992.16          48.94%
Adjustable Rate                      16,993    2,505,255,229.28          51.06
--------------------------------------------------------------------------------
Total:                               30,654   $4,906,641,221.44         100.00%
--------------------------------------------------------------------------------

Gross Margin

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Gross Margin                          Loans          Balance           Balance
--------------------------------------------------------------------------------
1.001 - 1.500                             1         $135,591.03           0.01%
1.501 - 2.000                             1          325,065.26           0.01
2.001 - 2.500                             1          233,755.68           0.01
2.501 - 3.000                            21        4,986,415.96           0.20
3.001 - 3.500                           588       96,704,442.77           3.86
3.501 - 4.000                         1,579      264,965,587.48          10.58
4.001 - 4.500                         2,301      395,995,460.98          15.81
4.501 - 5.000                         2,649      417,022,152.82          16.65
5.001 - 5.500                         2,620      396,993,610.83          15.85
5.501 - 6.000                         2,325      322,770,893.64          12.88
6.001 - 6.500                         1,778      224,908,894.65           8.98
6.501 - 7.000                           969      120,265,092.18           4.80
7.001 - 7.500                           884      106,913,964.10           4.27
7.501 - 8.000                           756       89,441,481.88           3.57
8.001 - 8.500                           434       52,837,132.36           2.11
8.501 - 9.000                            69        8,490,117.13           0.34
9.001 - 9.500                             9        1,442,666.60           0.06
9.501 - 10.000                            5          349,336.56           0.01
10.001 - 10.500                           3          473,567.37           0.02
--------------------------------------------------------------------------------
Total:                               16,993   $2,505,255,229.28         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Maximum Rate

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Maximum Rate                          Loans          Balance           Balance
--------------------------------------------------------------------------------
9.001 - 9.500                             1         $151,311.20           0.01%
9.501 - 10.000                            6        1,588,875.23           0.06
10.001 - 10.500                          51       10,775,050.74           0.43
10.501 - 11.000                         265       56,644,894.53           2.26
11.001 - 11.500                         734      146,360,472.24           5.84
11.501 - 12.000                       1,708      322,634,117.60          12.88
12.001 - 12.500                       2,184      377,938,618.18          15.09
12.501 - 13.000                       2,676      427,160,801.05          17.05
13.001 - 13.500                       2,272      329,405,327.87          13.15
13.501 - 14.000                       2,184      293,530,824.74          11.72
14.001 - 14.500                       1,540      178,181,053.84           7.11
14.501 - 15.000                       1,459      165,594,793.62           6.61
15.001 - 15.500                         820       87,537,808.64           3.49
15.501 - 16.000                         541       57,831,030.95           2.31
16.001 - 16.500                         265       26,492,785.23           1.06
16.501 - 17.000                         196       16,252,787.91           0.65
17.001 - 17.500                          75        5,824,111.70           0.23
17.501 - 18.000                          14        1,151,753.88           0.05
18.001 - 18.500                           2          198,810.13           0.01
--------------------------------------------------------------------------------
Total:                               16,993   $2,505,255,229.28         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Minimum Rate

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Minimum Rate                          Loans          Balance           Balance
--------------------------------------------------------------------------------
3.001 - 3.500                             1         $151,311.20           0.01%
3.501 - 4.000                             6        1,588,875.23           0.06
4.001 - 4.500                            51       10,775,050.74           0.43
4.501 - 5.000                           265       56,644,894.53           2.26
5.001 - 5.500                           734      146,360,472.24           5.84
5.501 - 6.000                         1,708      322,634,117.60          12.88
6.001 - 6.500                         2,184      377,938,618.18          15.09
6.501 - 7.000                         2,678      427,550,794.93          17.07
7.001 - 7.500                         2,272      329,405,327.87          13.15
7.501 - 8.000                         2,182      293,140,830.86          11.70
8.001 - 8.500                         1,540      178,181,053.84           7.11
8.501 - 9.000                         1,459      165,594,793.62           6.61
9.001 - 9.500                           820       87,537,808.64           3.49
9.501 - 10.000                          541       57,831,030.95           2.31
10.001 - 10.500                         265       26,492,785.23           1.06
10.501 - 11.000                         196       16,252,787.91           0.65
11.001 - 11.500                          75        5,824,111.70           0.23
11.501 - 12.000                          14        1,151,753.88           0.05
12.001 - 12.500                           2          198,810.13           0.01
--------------------------------------------------------------------------------
Total:                               16,993   $2,505,255,229.28         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Next Rate Adjustment Date

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Next Rate Adjustment Date             Loans          Balance           Balance
--------------------------------------------------------------------------------
March 1, 2005                            12       $2,226,672.26           0.09%
April 1, 2005                            22        3,543,764.88           0.14
May 1, 2005                              25        5,529,481.74           0.22
June 1, 2005                             19        2,980,525.16           0.12
July 1, 2005                             23        5,501,440.18           0.22
August 1, 2005                            5        1,164,755.80           0.05
September 1, 2005                         2          201,918.87           0.01
October 1, 2005                           2          326,941.10           0.01
November 1, 2005                          3          650,192.25           0.03
December 1, 2005                          9        1,449,330.78           0.06
January 1, 2006                         150       19,842,348.10           0.79
February 1, 2006                         58        8,512,650.31           0.34
March 1, 2006                         2,329      328,227,501.48          13.10
March 18, 2006                            1           90,425.46           0.00
April 1, 2006                         3,229      468,518,667.72          18.70
May 1, 2006                           3,261      483,281,993.86          19.29
June 1, 2006                          3,137      473,880,664.17          18.92
July 1, 2006                          3,602      538,339,547.48          21.49
August 1, 2006                          460       63,917,213.01           2.55
December 1, 2006                          2          268,414.32           0.01
January 1, 2007                          19        2,811,141.23           0.11
February 1, 2007                          2          525,667.35           0.02
March 1, 2007                            98       13,194,312.25           0.53
April 1, 2007                           115       17,412,097.53           0.70
April 15, 2007                            1          163,875.56           0.01
May 1, 2007                             113       16,904,571.82           0.67
June 1, 2007                            131       19,659,925.29           0.78
July 1, 2007                            146       23,201,623.84           0.93
August 1, 2007                           17        2,927,565.48           0.12
--------------------------------------------------------------------------------
Total:                               16,993   $2,505,255,229.28         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Total Mortgage Loans                                                    LOGO]
--------------------------------------------------------------------------------

Periodic Cap

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Periodic Cap                          Loans          Balance           Balance
--------------------------------------------------------------------------------
1.000                                16,889   $2,484,679,855.05          99.18%
2.000                                   104       20,575,374.23           0.82
--------------------------------------------------------------------------------
Total:                               16,993   $2,505,255,229.28         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             GROUP II LOANS SUMMARY
                             ----------------------

Summary                                                                            Total         Minimum         Maximum
                                                                                   -----         -------         -------
Cut-off Date Aggregate Principal Balance                               $1,543,674,669.17
Number of Loans                                                                   11,008
Average Current Loan Balance                                                 $140,232.07       $9,299.94     $497,180.11
(1) Weighted Average Combined Original LTV                                         77.78%           5.18%         100.00%
(1) Weighted Average Gross Coupon                                                  6.840%          3.500%         11.950%
(1) (2) Weighted Average Gross Margin                                              5.323%          2.875%         10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   20               6              35
(1) Weighted Average Remaining Term to Maturity (months)                             342             114             359

      (1)   Weighted Average reflected in Total.
      (2)   Adjustable Loans Only.

                                                              Percent of Cut-off Date
                                      Range                      Principal Balance
                                      -----                      -----------------
Product Type                         Adjustable                        80.01%
                                     Fixed                             19.99%
Fully Amortizing Mortgage Loans                                        94.65%
Balloon Loans                                                           5.35%
Lien                                 First                            100.00%
                                     Second                             0.00%
Loans with MI (%)                                                      40.85%

Property Type                        SFR                               91.15%
                                     2-4 Family                         3.93%
                                     Condominium                        4.45%
                                     Manufactured Housing               0.21%
                                     Planned Unit Development           0.26%

Occupancy Status                     Owner Occupied                    97.01%
                                     Non-Owner Occupied                 2.35%
                                     Second Home                        0.64%
Geographic Distribution              California                        18.61%
                                     New Jersey                         5.32%
                                     Illinois                           5.13%
                                     Florida                            4.73%
                                     Maryland                           4.71%

Number of States (including DC)         51
Largest Zip Code Concentration       95758 (CA)                         0.21%
Loans with Prepayment Penalties                                        79.06%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Principal Balance                     Loans          Balance           Balance
--------------------------------------------------------------------------------
less than 50,000.00                     878      $33,212,400.63           2.15%
50,000.01 - 100,000.00                3,053      233,232,126.70          15.11
100,000.01 - 150,000.00               2,759      341,831,769.16          22.14
150,000.01 - 200,000.00               2,053      356,064,826.68          23.07
200,000.01 - 250,000.00               1,171      262,045,377.06          16.98
250,000.01 - 300,000.00                 728      199,545,384.48          12.93
300,000.01 - 350,000.00                 346      109,495,508.99           7.09
350,000.01 - 400,000.00                   9        3,387,082.25           0.22
400,000.01 - 450,000.00                   8        3,443,567.92           0.22
450,000.01 - 500,000.00                   3        1,416,625.30           0.09
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Mortgage Coupons

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Mortgage Coupons                      Loans          Balance           Balance
--------------------------------------------------------------------------------
3.001 - 3.500                             1         $151,311.20           0.01%
3.501 - 4.000                             6        1,382,626.69           0.09
4.001 - 4.500                            72       16,209,825.84           1.05
4.501 - 5.000                           367       77,101,851.33           4.99
5.001 - 5.500                           745      137,714,469.33           8.92
5.501 - 6.000                          1459      245,232,940.67          15.89
6.001 - 6.500                          1580      238,106,881.67          15.42
6.501 - 7.000                          1574      221,144,332.74          14.33
7.001 - 7.500                          1465      192,113,976.81          12.45
7.501 - 8.000                          1217      149,724,319.40           9.70
8.001 - 8.500                           863       91,256,512.37           5.91
8.501 - 9.000                           788       85,879,023.24           5.56
9.001 - 9.500                           458       48,281,171.21           3.13
9.501 - 10.000                          274       27,520,711.64           1.78
10.001 - 10.500                          74        6,877,912.48           0.45
11.001 - 11.500                          52        3,853,931.86           0.25
11.501 - 12.000                          13        1,122,870.69           0.07
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Product Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Product Type                          Loans          Balance           Balance
--------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)            8,799   $1,182,816,569.21          76.62%
Fixed Rate                            1,372      226,056,091.72          14.64
Fixed Rate (Balloon)                    468       82,526,945.88           5.35
3/27 ARM (Six-Month LIBOR)              341       48,575,741.06           3.15
1 Year ARM (One-Year CMT)                28        3,699,321.30           0.24
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Original Term to Maturity

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Original Term To Maturity             Loans          Balance           Balance
--------------------------------------------------------------------------------
<= 120                                    9         $706,430.13           0.05%
121 - 180                               704      110,981,798.46           7.19
181 - 240                                22        3,718,177.94           0.24
241 - 300                                 3          759,071.37           0.05
301 - 360                            10,270    1,427,509,191.27          92.47
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Remaining Term to Maturity

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Remaining Term to Maturity            Loans          Balance           Balance
--------------------------------------------------------------------------------
<= 120                                    9         $706,430.13           0.05%
121 - 180                               704      110,981,798.46           7.19
181 - 240                                22        3,718,177.94           0.24
241 - 300                                 3          759,071.37           0.05
301 - 360                            10,270    1,427,509,191.27          92.47
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Combined Original LTV

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Combined Original LTV                 Loans          Balance           Balance
--------------------------------------------------------------------------------
0.01 - 10.00                              1          $28,931.22           0.00%
10.01 - 20.00                            36        2,999,875.96           0.19
20.01 - 30.00                            72        7,716,064.97           0.50
30.01 - 40.00                           174       23,298,589.34           1.51
40.01 - 50.00                           323       46,634,534.95           3.02
50.01 - 60.00                           555       80,189,436.30           5.19
60.01 - 70.00                          1315      186,714,275.59          12.10
70.01 - 80.00                          3881      561,767,705.33          36.39
80.01 - 90.00                          3672      510,744,527.41          33.09
90.01 - 100.00                          979      123,580,728.10           8.01
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Geographic Distribution

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Geographic Distribution               Loans          Balance           Balance
--------------------------------------------------------------------------------
California                            1,390     $287,225,944.01          18.61%
New Jersey                              465       82,118,622.50           5.32
Illinois                                613       79,266,487.17           5.13
Florida                                 537       73,013,880.32           4.73
Maryland                                438       72,783,934.25           4.71
New York                                375       69,611,549.22           4.51
Minnesota                               433       65,902,155.23           4.27
Virginia                                374       56,625,152.71           3.67
Texas                                   491       49,034,548.75           3.18
Colorado                                274       46,302,014.19           3.00
Missouri                                443       45,155,951.68           2.93
Pennsylvania                            379       43,594,328.87           2.82
Arizona                                 306       41,057,630.21           2.66
Georgia                                 285       38,958,356.16           2.52
Ohio                                    363       38,144,167.28           2.47
Washington                              236       37,757,412.51           2.45
Michigan                                293       33,058,531.45           2.14
Wisconsin                               263       29,244,260.76           1.89
North Carolina                          227       26,379,559.98           1.71
Massachusetts                           138       25,875,318.59           1.68
Nevada                                  144       23,935,363.23           1.55
Iowa                                    237       20,228,345.92           1.31
Tennessee                               163       17,184,906.57           1.11
Indiana                                 197       17,070,440.83           1.11
Louisiana                               146       14,931,836.47           0.97
South Carolina                          126       14,306,645.23           0.93
Alaska                                   92       14,121,925.41           0.91
Oregon                                   88       13,837,103.46           0.90
Kansas                                  135       12,598,356.14           0.82
District of Columbia                     72       11,599,707.00           0.75
Connecticut                              73       11,442,119.79           0.74
Mississippi                             107       10,540,221.36           0.68
Nebraska                                 99        9,904,104.31           0.64
Utah                                     75        9,664,350.88           0.63
Arkansas                                104        9,517,020.54           0.62
Oklahoma                                110        9,379,698.01           0.61
Alabama                                  83        7,774,875.51           0.50
New Mexico                               72        7,583,467.44           0.49
West Virginia                            80        7,214,913.91           0.47
Delaware                                 45        6,639,394.26           0.43
Kentucky                                 63        6,601,744.17           0.43
Idaho                                    69        6,508,352.51           0.42
New Hampshire                            37        5,925,293.42           0.38
Wyoming                                  56        5,815,009.59           0.38
Rhode Island                             33        5,761,667.20           0.37
Montana                                  50        5,603,748.86           0.36
Hawaii                                   23        5,541,936.44           0.36
South Dakota                             43        4,315,542.43           0.28
North Dakota                             33        3,042,013.60           0.20
Maine                                    21        2,683,295.02           0.17
Vermont                                   9        1,291,463.82           0.08
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Property Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Property Type                         Loans          Balance           Balance
--------------------------------------------------------------------------------
Single Family                        10,140   $1,407,075,155.96          91.15%
Condominium                             476       68,697,526.19           4.45
Two- to Four Family                     336       60,704,429.85           3.93
Planned Unit Development                 18        3,953,113.63           0.26
Manufactured Housing                     38        3,244,443.54           0.21
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Loan Purpose

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Loan Purpose                          Loans          Balance           Balance
--------------------------------------------------------------------------------
Cash Out Refinance                    6,485     $941,601,677.08          61.00%
Purchase                              3,316      434,633,400.70          28.16
Rate/Term Refinance                   1,207      167,439,591.39          10.85
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Occupancy Status

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Occupancy Status                      Loans          Balance           Balance
--------------------------------------------------------------------------------
Primary Home                         10,561   $1,497,502,885.93          97.01%
Investment                              368       36,343,446.45           2.35
Second Home                              79        9,828,336.79           0.64
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Documentation

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Documentation                         Loans          Balance           Balance
--------------------------------------------------------------------------------
Full Documentation*                  10,747   $1,502,078,266.75          97.31%
Stated Income, Stated Asset             261       41,596,402.42           2.69
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Credit Grade

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Credit Grade                          Loans          Balance           Balance
--------------------------------------------------------------------------------
Y1                                      277      $29,478,516.03           1.91%
Y2                                    1,252      152,823,856.76           9.90
Y3                                    1,052      130,540,700.31           8.46
Y4                                    2,172      283,995,482.78          18.40
Y5                                    1,245      172,485,174.29          11.17
Y6                                     1224      166,363,318.95          10.78
Y7                                     1025      150,501,874.77           9.75
Y8                                      754      114,725,982.97           7.43
Y9                                     2007      342,759,762.31          22.20
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Prepayment Penalty Term

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Prepayment Penalty Term               Loans          Balance           Balance
--------------------------------------------------------------------------------
0                                     2,243     $323,205,049.00          20.94%
12                                      135       26,962,875.08           1.75
24                                    7,104      942,769,957.24          61.07
36                                    1,526      250,736,787.85          16.24
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Rate Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Rate Type                             Loans          Balance           Balance
--------------------------------------------------------------------------------
FIXED                                 1,840     $308,583,037.60          19.99%
ARM                                   9,168    1,235,091,631.57          80.01
--------------------------------------------------------------------------------
Total:                               11,008   $1,543,674,669.17         100.00%
--------------------------------------------------------------------------------

Gross Margin

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Gross Margin                          Loans          Balance           Balance
--------------------------------------------------------------------------------
2.501 - 3.000                            12       $2,248,416.86           0.18%
3.001 - 3.500                           346       51,665,145.98           4.18
3.501 - 4.000                           880      131,631,516.24          10.66
4.001 - 4.500                         1,283      188,879,691.71          15.29
4.501 - 5.000                         1,468      205,030,324.73          16.60
5.001 - 5.500                          1338      183,084,933.84          14.82
5.501 - 6.000                          1282      164,736,443.76          13.34
6.001 - 6.500                           926      112,825,592.53           9.13
6.501 - 7.000                           567       66,097,278.95           5.35
7.001 - 7.500                           471       55,441,892.73           4.49
7.501 - 8.000                           346       42,618,739.89           3.45
8.001 - 8.500                           216       27,042,751.32           2.19
8.501 - 9.000                            30        3,526,531.26           0.29
9.001 - 9.500                             1          161,089.58           0.01
9.501 - 10.000                            1           41,909.09           0.00
10.001 - 10.500                           1           59,373.10           0.00
--------------------------------------------------------------------------------
Total:                                9,168   $1,235,091,631.57         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Maximum Rate

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Maximum Rate                          Loans          Balance           Balance
--------------------------------------------------------------------------------
9.001 - 9.500                             1         $151,311.20           0.01%
9.501 - 10.000                            5        1,235,231.75           0.10
10.001 - 10.500                          33        6,450,693.44           0.52
10.501 - 11.000                         151       29,193,533.92           2.36
11.001 - 11.500                         415       73,639,370.10           5.96
11.501 - 12.000                         992      164,782,011.95          13.34
12.001 - 12.500                        1213      182,700,396.34          14.79
12.501 - 13.000                        1441      202,070,200.71          16.36
13.001 - 13.500                        1276      170,481,330.86          13.80
13.501 - 14.000                        1166      143,813,601.95          11.64
14.001 - 14.500                         848       89,413,340.95           7.24
14.501 - 15.000                         775       84,670,214.72           6.86
15.001 - 15.500                         447       47,736,706.88           3.87
15.501 - 16.000                         266       26,898,971.77           2.18
16.001 - 16.500                          74        6,877,912.48           0.56
17.001 - 17.500                          52        3,853,931.86           0.31
17.501 - 18.000                          13        1,122,870.69           0.09
--------------------------------------------------------------------------------
Total:                                9,168   $1,235,091,631.57         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Minimum Rate

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Minimum Rate                          Loans          Balance           Balance
--------------------------------------------------------------------------------
3.001 - 3.500                             1         $151,311.20           0.01%
3.501 - 4.000                             5        1,235,231.75           0.10
4.001 - 4.500                            33        6,450,693.44           0.52
4.501 - 5.000                           151       29,193,533.92           2.36
5.001 - 5.500                           415       73,639,370.10           5.96
5.501 - 6.000                           992      164,782,011.95          13.34
6.001 - 6.500                          1213      182,700,396.34          14.79
6.501 - 7.000                          1441      202,070,200.71          16.36
7.001 - 7.500                          1276      170,481,330.86          13.80
7.501 - 8.000                          1166      143,813,601.95          11.64
8.001 - 8.500                           848       89,413,340.95           7.24
8.501 - 9.000                           775       84,670,214.72           6.86
9.001 - 9.500                           447       47,736,706.88           3.87
9.501 - 10.000                          266       26,898,971.77           2.18
10.001 - 10.500                          74        6,877,912.48           0.56
11.001 - 11.500                          52        3,853,931.86           0.31
11.501 - 12.000                          13        1,122,870.69           0.09
--------------------------------------------------------------------------------
Total:                                9,168   $1,235,091,631.57         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Next Rate Adjustment Date

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Next Rate Adjustment Date             Loans          Balance           Balance
--------------------------------------------------------------------------------
3/1/2005                                 10       $1,492,954.31           0.12%
4/1/2005                                 11        1,284,063.77           0.10
5/1/2005                                  4          560,864.22           0.05
6/1/2005                                  2          258,896.64           0.02
7/1/2005                                  3          473,808.15           0.04
11/1/2005                                 1          194,334.52           0.02
12/1/2005                                 1          215,790.65           0.02
1/1/2006                                 92       12,214,952.49           0.99
2/1/2006                                 50        7,325,213.13           0.59
3/1/2006                               2142      281,848,812.84          22.82
3/18/2006                                 1           90,425.46           0.01
4/1/2006                              2,992      401,953,072.89          32.54
5/1/2006                              2,522      339,491,919.25          27.49
6/1/2006                                685       96,216,298.36           7.79
7/1/2006                                289       40,185,392.40           3.25
8/1/2006                                 22        2,709,091.43           0.22
12/1/2006                                 1          118,101.34           0.01
1/1/2007                                  7        1,057,962.87           0.09
2/1/2007                                  1          150,494.64           0.01
3/1/2007                                 86       11,848,654.69           0.96
4/1/2007                                110       16,472,184.79           1.33
4/15/2007                                 1          163,875.56           0.01
5/1/2007                                 92       12,714,142.03           1.03
6/1/2007                                 26        3,226,419.32           0.26
7/1/2007                                 15        2,388,887.83           0.19
8/1/2007                                  2          435,017.99           0.04
--------------------------------------------------------------------------------
Total:                                9,168   $1,235,091,631.57         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group II Mortgage Loans                                                 LOGO]
--------------------------------------------------------------------------------

Periodic Cap

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Periodic Cap                          Loans          Balance           Balance
--------------------------------------------------------------------------------
1.000                                 9,140   $1,231,392,310.27          99.70%
2.000                                    28        3,699,321.30           0.30
--------------------------------------------------------------------------------
Total:                                9,168   $1,235,091,631.57         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             GROUP III LOANS SUMMARY
                             -----------------------

Summary                                                                            Total            Minimum            Maximum
                                                                                   -----            -------            -------
Cut-off Date Aggregate Principal Balance                               $1,796,301,007.22
Number of Loans                                                                   10,999
Average Current Loan Balance                                                 $163,314.94         $10,139.14        $956,115.64
(1) Weighted Average Combined Original LTV                                         77.78%              8.47%            100.00%
(1) Weighted Average Gross Coupon                                                  6.841%             3.950%            12.250%
(1) (2) Weighted Average Gross Margin                                              5.298%             1.250%            10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   21                  6                 35
(1) Weighted Average Remaining Term to Maturity (months)                             342                 54                359

(1)   Weighted Average reflected in Total.
(2)   Adjustable Loans Only.

                                                              Percent of Cut-off Date
                                      Range                      Principal Balance
                                      -----                      -----------------
Product Type                          Adjustable                        70.71%
                                      Fixed                             29.29%
Fully Amortizing Mortgage Loans                                         93.80%
Balloon Loans                                                            6.20%
Lien                                  First                            100.00%
                                      Second                             0.00%
Loans with MI (%)                                                       41.89%

Property Type                         SFR                               92.15%
                                      2-4 Family                         3.37%
                                      Condominium                        3.79%
                                      Manufactured Housing               0.07%
                                      Planned Unit Development           0.63%

Occupancy Status                      Owner Occupied                    97.14%
                                      Non-Owner Occupied                 2.15%
                                      Second Home                        0.72%
Geographic Distribution               California                        23.03%
                                      New Jersey                         6.01%
                                      Maryland                           6.00%
                                      Illinois                           4.62%
                                      Florida                            4.27%

Number of States (including DC)         51
Largest Zip Code Concentration        95758 (CA)                         0.26%
Loans with Prepayment Penalties                                         76.23%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Principal Balance                     Loans          Balance           Balance
--------------------------------------------------------------------------------
less than 50,000.00                     886      $33,421,305.63           1.86%
50,000.01 - 100,000.00                2,827      215,104,324.97          11.97
100,000.01 - 150,000.00               2,555      317,882,064.99          17.70
150,000.01 - 200,000.00               1,809      313,453,908.38          17.45
200,000.01 - 250,000.00                 980      219,625,399.14          12.23
250,000.01 - 300,000.00                 618      169,732,405.62           9.45
300,000.01 - 350,000.00                 490      160,658,388.23           8.94
350,000.01 - 400,000.00                 428      161,770,784.46           9.01
400,000.01 - 450,000.00                 153       65,479,505.81           3.65
450,000.01 - 500,000.00                 116       55,639,889.14           3.10
500,000.01 - 550,000.00                  54       28,525,313.75           1.59
550,000.01 - 600,000.00                  33       19,129,094.35           1.06
600,000.01 - 650,000.00                  13        8,164,229.49           0.45
650,000.01 - 700,000.00                  13        8,807,873.24           0.49
700,000.01 - 750,000.00                   6        4,383,362.37           0.24
750,000.01 - 800,000.00                  14       10,994,547.17           0.61
800,000.01 - 850,000.00                   2        1,634,158.12           0.09
900,000.01 - 950,000.00                   1          938,336.72           0.05
950,000.01 - 1,000,000.00                 1          956,115.64           0.05
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Mortgage Coupons

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Mortgage Coupons                      Loans          Balance           Balance
--------------------------------------------------------------------------------
3.501 - 4.000                             3         $874,457.71           0.05%
4.001 - 4.500                           187       54,692,562.35           3.04
4.501 - 5.000                           363       97,828,005.09           5.45
5.001 - 5.500                           594      146,663,800.22           8.16
5.501 - 6.000                         1,123      237,472,650.59          13.22
6.001 - 6.500                          1396      257,385,960.64          14.33
6.501 - 7.000                          1938      322,798,674.57          17.97
7.001 - 7.500                          1306      192,909,582.75          10.74
7.501 - 8.000                          1323      180,973,443.09          10.07
8.001 - 8.500                           871      103,633,417.66           5.77
8.501 - 9.000                           800       89,702,547.18           4.99
9.001 - 9.500                           406       42,319,624.46           2.36
9.501 - 10.000                          276       30,980,747.09           1.72
10.001 - 10.500                         191       19,614,872.75           1.09
10.501 - 11.000                         196       16,252,787.91           0.90
11.001 - 11.500                          23        1,970,179.84           0.11
11.501 - 12.000                           1           28,883.19           0.00
12.001 - 12.500                           2          198,810.13           0.01
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Product Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Product Type                          Loans          Balance           Balance
--------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)            7,446   $1,204,794,091.17          67.07%
Fixed Rate                            2,487      414,850,342.42          23.09
Fixed Rate (Balloon)                    687      111,287,067.09           6.20
3/27 ARM (Six-Month LIBOR)              303       48,493,453.61           2.70
1 Year ARM (One-Year CMT)                76       16,876,052.93           0.94
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Original Term to Maturity

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Original Term to Maturity             Loans          Balance           Balance
--------------------------------------------------------------------------------
<= 120                                   12       $1,098,290.57           0.06%
121 - 180                             1,081      148,649,624.08           8.28
181 - 240                                22        3,209,778.33           0.18
241 - 300                                 4          693,643.43           0.04
301 - 360                             9,880    1,642,649,670.81          91.45
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Remaining Term to Maturity

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Remaining Term to Maturity            Loans          Balance           Balance
--------------------------------------------------------------------------------
<= 120                                   12       $1,098,290.57           0.06%
121 - 180                             1,081      148,649,624.08           8.28
181 - 240                                22        3,209,778.33           0.18
241 - 300                                 4          693,643.43           0.04
301 - 360                             9,880    1,642,649,670.81          91.45
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Combined Original LTV

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Combined Original LTV                 Loans          Balance           Balance
--------------------------------------------------------------------------------
0.01 - 10.00                              2         $135,930.87           0.01%
10.01 - 20.00                            11        1,529,973.80           0.09
20.01 - 30.00                            65        9,092,465.75           0.51
30.01 - 40.00                           143       23,745,214.78           1.32
40.01 - 50.00                           314       54,763,763.14           3.05
50.01 - 60.00                           529       97,202,833.42           5.41
60.01 - 70.00                          1386      243,500,517.64          13.56
70.01 - 80.00                          3655      610,697,699.39          34.00
80.01 - 90.00                          3965      621,048,523.09          34.57
90.01 - 100.00                          929      134,584,085.34           7.49
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Geographic Distribution

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Geographic Distribution               Loans          Balance           Balance
--------------------------------------------------------------------------------
California                            1,492     $413,770,424.73          23.03%
New Jersey                              522      108,031,923.79           6.01
Maryland                                527      107,794,664.13           6.00
Illinois                                578       82,909,032.49           4.62
Florida                                 506       76,652,465.29           4.27
Minnesota                               462       75,727,279.11           4.22
New York                                337       70,944,186.98           3.95
Virginia                                383       66,774,491.24           3.72
Texas                                   543       56,220,121.98           3.13
Missouri                                427       46,495,092.43           2.59
Pennsylvania                            356       45,583,921.28           2.54
Arizona                                 278       44,251,823.03           2.46
Colorado                                216       42,491,714.17           2.37
Nevada                                  200       40,170,728.92           2.24
Georgia                                 252       37,256,525.67           2.07
Ohio                                    346       36,222,597.07           2.02
Massachusetts                           137       33,505,666.17           1.87
Washington                              183       32,913,815.71           1.83
Wisconsin                               293       32,432,613.76           1.81
Michigan                                259       31,578,095.80           1.76
North Carolina                          183       22,110,341.71           1.23
Iowa                                    236       21,769,404.99           1.21
Tennessee                               178       19,130,969.18           1.07
Louisiana                               170       18,857,487.86           1.05
Indiana                                 215       18,377,388.07           1.02
South Carolina                          138       17,549,456.02           0.98
Kansas                                  140       15,181,201.59           0.85
Oregon                                   85       14,529,768.27           0.81
Mississippi                             151       13,739,146.28           0.76
District of Columbia                     60       12,166,046.78           0.68
Connecticut                              55       11,547,922.75           0.64
Utah                                     70       11,305,565.84           0.63
Oklahoma                                121       11,077,409.57           0.62
Nebraska                                111       10,794,777.02           0.60
New Mexico                               69        9,095,566.85           0.51
Alabama                                  91        8,449,062.04           0.47
Arkansas                                 86        7,725,548.27           0.43
Idaho                                    78        7,597,961.74           0.42
Alaska                                   44        6,994,454.02           0.39
Delaware                                 39        6,826,334.72           0.38
West Virginia                            67        6,825,567.68           0.38
Kentucky                                 48        6,280,976.60           0.35
Wyoming                                  48        5,860,594.58           0.33
Montana                                  47        5,550,290.48           0.31
Rhode Island                             29        5,307,858.83           0.30
Hawaii                                   20        4,516,914.23           0.25
New Hampshire                            26        4,458,035.50           0.25
South Dakota                             41        4,172,192.19           0.23
Maine                                    23        3,289,317.10           0.18
North Dakota                             23        1,988,369.73           0.11
Vermont                                  10        1,497,892.98           0.08
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Property Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Property Type                         Loans          Balance           Balance
--------------------------------------------------------------------------------
Single Family                        10,218   $1,655,265,247.70          92.15%
Condominium                             399       68,093,918.65           3.79
Two- to Four Family                     327       60,471,368.12           3.37
Planned Unit Development                 38       11,269,427.61           0.63
Manufactured Housing                     17        1,201,045.14           0.07
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Loan Purpose

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Loan Purpose                          Loans          Balance           Balance
--------------------------------------------------------------------------------
Cash Out Refinance                    6,585   $1,095,765,166.35          61.00%
Purchase                              3,231      506,377,503.51          28.19
Rate/Term Refinance                   1,183      194,158,337.36          10.81
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Occupancy Status

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Occupancy Status                      Loans          Balance           Balance
--------------------------------------------------------------------------------
Primary Home                         10,536   $1,744,913,584.04          97.14%
Investment                              384       38,540,551.98           2.15
Second Home                              79       12,846,871.20           0.72
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Documentation

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Documentation                         Loans          Balance           Balance
--------------------------------------------------------------------------------
Full Documentation*                  10,859   $1,769,028,469.95          98.48%
Stated Income, Stated Asset             140       27,272,537.27           1.52
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Credit Grade

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Credit Grade                          Loans          Balance           Balance
--------------------------------------------------------------------------------
Y1                                      250      $25,987,914.06           1.45%
Y2                                    1,163      142,788,944.44           7.95
Y3                                      883      116,519,541.44           6.49
Y4                                    2,199      320,289,905.30          17.83
Y5                                    1,298      207,700,562.68          11.56
Y6                                    1,381      233,491,315.30          13.00
Y7                                    1,198      203,007,004.52          11.30
Y8                                      892      158,892,734.52           8.85
Y9                                    1,735      387,623,084.96          21.58
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Prepayment Penalty Term

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Prepayment Penalty Term               Loans          Balance           Balance
--------------------------------------------------------------------------------
0                                     2,500     $426,954,678.43          23.77%
12                                      179       36,829,000.28           2.05
24                                    5,878      916,128,143.31          51.00
36                                    2,438      416,061,995.85          23.16
60                                        4          327,189.35           0.02
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Rate Type

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Rate Type                             Loans          Balance           Balance
--------------------------------------------------------------------------------
FIXED                                 3,174     $526,137,409.51          29.29%
ARM                                   7,825    1,270,163,597.71          70.71
--------------------------------------------------------------------------------
Total:                               10,999   $1,796,301,007.22         100.00%
--------------------------------------------------------------------------------

Gross Margin

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Gross Margin                          Loans          Balance           Balance
--------------------------------------------------------------------------------
1.001 - 1.500                             1         $135,591.03           0.01%
1.501 - 2.000                             1          325,065.26           0.03
2.001 - 2.500                             1          233,755.68           0.02
2.501 - 3.000                             9        2,737,999.10           0.22
3.001 - 3.500                           242       45,039,296.79           3.55
3.501 - 4.000                           699      133,334,071.24          10.50
4.001 - 4.500                         1,018      207,115,769.27          16.31
4.501 - 5.000                         1,181      211,991,828.09          16.69
5.001 - 5.500                         1,282      213,908,676.99          16.84
5.501 - 6.000                         1,043      158,034,449.88          12.44
6.001 - 6.500                           852      112,083,302.12           8.82
6.501 - 7.000                           402       54,167,813.23           4.26
7.001 - 7.500                           413       51,472,071.37           4.05
7.501 - 8.000                           410       46,822,741.99           3.69
8.001 - 8.500                           218       25,794,381.04           2.03
8.501 - 9.000                            39        4,963,585.87           0.39
9.001 - 9.500                             8        1,281,577.02           0.10
9.501 - 10.000                            4          307,427.47           0.02
10.001 - 10.500                           2          414,194.27           0.03
--------------------------------------------------------------------------------
Total:                                7,825   $1,270,163,597.71         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Maximum Rate

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Maximum Rate                          Loans          Balance           Balance
--------------------------------------------------------------------------------
9.501 - 10.000                            1         $353,643.48           0.03%
10.001 - 10.500                          18        4,324,357.30           0.34
10.501 - 11.000                         114       27,451,360.61           2.16
11.001 - 11.500                         319       72,721,102.14           5.73
11.501 - 12.000                         716      157,852,105.65          12.43
12.001 - 12.500                         971      195,238,221.84          15.37
12.501 - 13.000                       1,235      225,090,600.34          17.72
13.001 - 13.500                         996      158,923,997.01          12.51
13.501 - 14.000                       1,018      149,717,222.79          11.79
14.001 - 14.500                         692       88,767,712.89           6.99
14.501 - 15.000                         684       80,924,578.90           6.37
15.001 - 15.500                         373       39,801,101.76           3.13
15.501 - 16.000                         275       30,932,059.18           2.44
16.001 - 16.500                         191       19,614,872.75           1.54
16.501 - 17.000                         196       16,252,787.91           1.28
17.001 - 17.500                          23        1,970,179.84           0.16
17.501 - 18.000                           1           28,883.19           0.00
18.001 - 18.500                           2          198,810.13           0.02
--------------------------------------------------------------------------------
Total:                                7,825   $1,270,163,597.71         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Minimum Rate

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Minimum Rate                          Loans          Balance           Balance
--------------------------------------------------------------------------------
3.501 - 4.000                             1         $353,643.48           0.03%
4.001 - 4.500                            18        4,324,357.30           0.34
4.501 - 5.000                           114       27,451,360.61           2.16
5.001 - 5.500                           319       72,721,102.14           5.73
5.501 - 6.000                           716      157,852,105.65          12.43
6.001 - 6.500                           971      195,238,221.84          15.37
6.501 - 7.000                         1,237      225,480,594.22          17.75
7.001 - 7.500                           996      158,923,997.01          12.51
7.501 - 8.000                         1,016      149,327,228.91          11.76
8.001 - 8.500                           692       88,767,712.89           6.99
8.501 - 9.000                           684       80,924,578.90           6.37
9.001 - 9.500                           373       39,801,101.76           3.13
9.501 - 10.000                          275       30,932,059.18           2.44
10.001 - 10.500                         191       19,614,872.75           1.54
10.501 - 11.000                         196       16,252,787.91           1.28
11.001 - 11.500                          23        1,970,179.84           0.16
11.501 - 12.000                           1           28,883.19           0.00
12.001 - 12.500                           2          198,810.13           0.02
--------------------------------------------------------------------------------
Total:                                7,825   $1,270,163,597.71         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Next Rate Adjustment Date

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Next Rate Adjustment Date             Loans          Balance           Balance
--------------------------------------------------------------------------------
3/1/2005                                  2         $733,717.95           0.06%
4/1/2005                                 11        2,259,701.11           0.18
5/1/2005                                 21        4,968,617.52           0.39
6/1/2005                                 17        2,721,628.52           0.21
7/1/2005                                 20        5,027,632.03           0.40
8/1/2005                                  5        1,164,755.80           0.09
9/1/2005                                  2          201,918.87           0.02
10/1/2005                                 2          326,941.10           0.03
11/1/2005                                 2          455,857.73           0.04
12/1/2005                                 8        1,233,540.13           0.10
1/1/2006                                 58        7,627,395.61           0.60
2/1/2006                                  8        1,187,437.18           0.09
3/1/2006                                187       46,378,688.64           3.65
4/1/2006                                237       66,565,594.83           5.24
5/1/2006                                739      143,790,074.61          11.32
6/1/2006                              2,452      377,664,365.81          29.73
7/1/2006                              3,313      498,154,155.08          39.22
8/1/2006                                438       61,208,121.58           4.82
12/1/2006                                 1          150,312.98           0.01
1/1/2007                                 12        1,753,178.36           0.14
2/1/2007                                  1          375,172.71           0.03
3/1/2007                                 12        1,345,657.56           0.11
4/1/2007                                  5          939,912.74           0.07
5/1/2007                                 21        4,190,429.79           0.33
6/1/2007                                105       16,433,505.97           1.29
7/1/2007                                131       20,812,736.01           1.64
8/1/2007                                 15        2,492,547.49           0.20
--------------------------------------------------------------------------------
Total:                                7,825   $1,270,163,597.71         100.00%
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets information regarding backing any securities discussed herein or otherwise, will be such assets. superseded by the information contained in any final prospectus for any securities actually The issuer of the sold to you. This material is furnished solely by the Underwriter securities has not and not by the issuer of the securities. prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [WELLS
   Home Equity Asset-Backed Certificates, Series 2004-2                    FARGO
   Group III Mortgage Loans                                                LOGO]
--------------------------------------------------------------------------------

Periodic Cap

--------------------------------------------------------------------------------
                                                                       Percent
                                      Number                          of Loans
                                        of          Aggregate       by Scheduled
                                     Mortgage  Scheduled Principal    Principal
Periodic Cap                          Loans          Balance           Balance
--------------------------------------------------------------------------------
1                                     7,749   $1,253,287,544.78          98.67%
2                                        76       16,876,052.93           1.33
Total:                                7,825   $1,270,163,597.71         100.00%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the materi al to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected erein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appear ing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting s underwriter and not acting as agent for the issuer in connection with the proposed transaction.